                           SCHEDULE 14A/A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          DIME COMMUNITY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[_]   $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
       and 0-11.

      1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

         -----------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------

      5) Total fee paid:

         -----------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

         -----------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------

      3) Filing Party:

         -----------------------------------------------------------------

      4) Date Filed:

         -----------------------------------------------------------------

                      [LOGO] DIME COMMUNITY BANCORP, INC.

                                                         November 11, 1996

Dear Shareholder:

  You are cordially invited to attend the 1996 Annual Meeting of Shareholders (the "Meeting") of Dime Community Bancorp, Inc. (the "Company"), the holding company for The Dime Savings Bank of Williamsburgh, Brooklyn, New York, which will be held on December 17, 1996 at 10:00 a.m., local time, at Giando on the Water, 400 Kent Avenue, Brooklyn, New York 11211.

  The attached Notice of the 1996 Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the accounting firm appointed by the Board of Directors to be the Company's independent auditors for the fiscal year ending June 30, 1997, will be present at the Meeting to respond to appropriate questions.

  The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

  Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

  On behalf of the Board of Directors and the employees of Dime Community Bancorp, Inc. and The Dime Savings Bank of Williamsburgh, we thank you for your continued support.

                                          Sincerely yours,

                                          /s/ Vincent F. Palagiano
                                          Vincent F. Palagiano
                                          Chairman of the Board, President and
                                           Chief Executive Officer

                         DIME COMMUNITY BANCORP, INC.
                             209 HAVEMEYER STREET
                           BROOKLYN, NEW YORK 11211
                                (718) 782-6200

               NOTICE OF THE 1996 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 17, 1996

  NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders of Dime Community Bancorp, Inc. (the "Company") will be held at Giando on the Water, 400 Kent Avenue, Brooklyn, New York 11211, on December 17, 1996 at 10:00 a.m., local time, to consider and vote upon the:

  1. Election of five directors for terms of three years each;

  2. Approval of the Dime Community Bancorp, Inc. 1996 Stock Option Plan for Outside Directors, Officers and Employees;

  3. Approval of the Recognition and Retention Plan for Outside Directors, Officers and Employees of Dime Community Bancorp, Inc.;

  4. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 1997; and

  5. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting. Please note that the Company is not aware of any such business.

  The Board of Directors has fixed October 31, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Michael P. Devine

                                          Michael P. Devine
                                          Executive Vice President, Chief
                                           Operating Officer and Secretary

Brooklyn, New York November 11, 1996


   YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                         DIME COMMUNITY BANCORP, INC.

                            PROXY STATEMENT FOR THE
                      1996 ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 17, 1996

                              GENERAL INFORMATION

GENERAL

   This Proxy Statement and accompanying proxy card are being furnished to the shareholders of Dime Community Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the shares of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock"), as of the close of business on October 31, 1996 (the "Record Date"), for use at the 1996 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on December 17, 1996 at Giando on the Water, 400 Kent Avenue, Brooklyn, New York, at 10:00 a.m., local time and at any adjournment or postponement thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders on or about November 12, 1996.

   On June 26, 1996, the Company became the holding company for The Dime Savings Bank of Williamsburgh (the "Bank") upon completion of the conversion of the Bank from the mutual form of organization into the stock form of organization (the "Conversion"). The Company, a Delaware corporation, operates as a savings association holding company for its wholly-owned subsidiary, the Bank.

RECORD DATE AND VOTING RIGHTS

   The Board of Directors of the Company has fixed the close of business on October 31, 1996 as the record date for the determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting. On the Record Date, there were 14,547,500 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum thereat.

   Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record (other than Excess Shares as defined below) at the Annual Meeting and at any adjournment or postponement thereof. As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock ("Excess Shares") shall be entitled to cast one-hundredth of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors to interpret and apply the provisions of the Certificate of Incorporation and Bylaws governing Excess Shares, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation, (i) the number of shares of Common Stock beneficially owned by any person or purported owner, (ii) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner and (iii) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Common Stock.

   All properly executed proxies received by the Company will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR ELECTION OF EACH OF THE FIVE NOMINEES FOR DIRECTOR, AND FOR EACH OTHER PROPOSAL IDENTIFIED IN THE NOTICE OF THE 1996 ANNUAL

MEETING OF SHAREHOLDERS. Management is not aware of any matters other than those set forth in the Notice of the 1996 Annual Meeting of Shareholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

   IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR SHAREHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

VOTE REQUIRED

   The vote required for each proposal is set forth in the discussion of such proposal under the caption "-- Vote Required."

REVOCABILITY OF PROXIES

   A proxy may be revoked at any time before it is voted by filing a written revocation of the proxy with the Secretary of the Company or by submitting a duly executed proxy bearing a later date. A proxy also may be revoked by attending and voting at the Annual Meeting or any adjournment or postponement thereof, if a written revocation is filed with the Secretary of the Annual Meeting prior to the voting of such proxy.

SOLICITATION OF PROXIES

   The Company will bear the costs of soliciting proxies from its shareholders. In addition to the use of mail, proxies may be solicited by officers, directors or employees of the Company and the Bank, by telephone or through other forms of communication. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. In addition, the Company has retained ChaseMellon Shareholder Services, L.L.C. to assist in the solicitation of proxies. The estimated cost of such solicitation is $4,500 plus reimbursement for reasonable out-of-pocket expenses.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

   Directors, officers and employees of the Bank and the Company will be granted stock options under the Dime Community Bancorp, Inc. 1996 Stock Option Plan for Outside Directors, Officers and Employees ("Option Plan") being presented for shareholder approval in Proposal 2 if shareholders approve Proposal 2. See "Proposal 2 -- 1996 Stock Option Plan." Directors, officers and employees of the Bank and the Company will be awarded restricted stock of the Company under the Recognition and Retention Plan for Outside Directors, Officers and Employees of Dime Community Bancorp, Inc. ("RRP") being presented for shareholder approval in Proposal 3 if shareholders approve Proposal 3. See "Proposal 3 -- Recognition and Retention Plan."

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

   The following table sets forth, as of September 30, 1996, certain information as to Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of September 30, 1996. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock (1) over which he has or shares, directly or indirectly, voting or investment power, or (2) of which he has the right to acquire beneficial ownership at any time within 60 days after September 30, 1996. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of such shares.

                  NAME AND ADDRESS OF              AMOUNT AND NATURE OF
                    BENEFICIAL OWNER               BENEFICIAL OWNERSHIP PERCENT
                  -------------------              -------------------- -------
      The Employee Stock Ownership Plan Trust
       of Dime Community Bancorp, Inc. and
       Certain Affiliates.........................     1,163,800(1)      8.00%
      250 Park Avenue
      New York, NY 10177

----------------
(1) The Employee Stock Ownership Plan ("ESOP") is administered by a committee of the Company's Board of Directors (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which Marine Midland Bank serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from the Company, initially placed these shares in a suspense account for future allocation and intends to allocate them to employees over a period of years. The terms of the ESOP provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Trustee will vote, tender or exchange shares of Common Stock held in the ESOP Trust in accordance with the following rules. The ESOP Trustee will vote tender or exchange shares of Common Stock allocated to participants' accounts in accordance with instructions received from the participants. As of September 30, 1996, 9,698 shares held by the ESOP Trust have been allocated. The ESOP Trustee will vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions are voted. The ESOP Trustee will tender or exchange any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions are tendered or exchanged. With respect to allocated shares as to which no instructions are received, the ESOP Trustee will be deemed to have received instructions not to tender or exchange such shares. Except as described above, the ESOP Committee of the Company's Board of Directors has sole investment power, except in limited circumstances, but no voting power over all Common Stock held in the ESOP Trust.

SECURITY OWNERSHIP OF MANAGEMENT

   The following table sets forth information with respect to the shares of Common Stock beneficially owned by each director of the Company, by each named executive officer of the Company identified in the Summary Compensation Table included elsewhere herein, and all directors and executive officers of the Company or the Company's wholly-owned subsidiary, the Bank, as a group as of September 30, 1996. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.

                                                                   AMOUNT AND NATURE   PERCENT OF
                                      POSITION WITH                  OF BENEFICIAL    COMMON STOCK
 NAME                                 THE COMPANY(1)               OWNERSHIP(2)(3)(4) OUTSTANDING
 ------------------------             --------------               ------------------ ------------
 Vincent F. Palagiano....  Director, Chairman of the Board,               44,346(5)          *
                           President and Chief Executive Officer
 Michael P. Devine.......  Director, Executive Vice                       37,846             *
                           President, Chief Operating Officer
                           and Secretary
 Anthony Bergamo.........  Director                                        5,000             *
 George L. Clark, Jr. ...  Director                                       49,650(6)          *
 Steven D. Cohn..........  Director                                       10,150(7)          *
 Patrick E. Curtin.......  Director                                       20,102(8)          *
 Joseph H. Farrell.......  Director                                       30,000             *
 Fred P. Fehrenbach......  Director                                       25,100(9)          *
 John J. Flynn...........  Director                                       10,000             *
 James M. Fox............  Director                                        2,000             *
 Malcolm T. Kitson.......  Director                                        5,600             *
 Stanley Meisels.........  Director                                          100             *
 Louis V. Varone.........  Director                                       10,000             *
 Kenneth J. Mahon........  Senior Vice President and Chief                19,809             *
                           Financial Officer
 Timothy B. King.........  Vice President and Treasurer                    9,213(10)         *
 All directors and
  executive
  officers as a group (19
  persons)...............                                              1,492,307         10.26%

----------------
 *  Less than one percent

 (1) Titles are for both the Company and the Bank.
 (2) See "Principal Shareholders of the Company" for a definition of "beneficial ownership." All persons shown in the above table have sole voting and investment power, except as otherwise indicated.
 (3) The figures shown include shares held in trust pursuant to the ESOP that have been allocated as of June 30, 1996 to individual accounts as follows: Mr. Palagiano, 346 shares; Mr. Devine, 346 shares; Mr. Mahon, 346 shares; Mr. King, 235 shares; and all directors and executive officers as a group, 2,070 shares. Such persons have voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, as to such shares. The figures shown for Messrs. Palagiano, Devine, Mahon and King do not include 1,154,102 shares held in trust pursuant to the ESOP that have not been allocated to any individual's account and as to which Messrs. Palagiano, Devine, Mahon and King share voting power with other ESOP participants. The figure shown for all directors and executive officers as a group includes such 1,154,102 shares as to which the members of the Company's ESOP Committee (consisting of Messrs. Bergamo, Curtin and Clark) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such Committee member to be deemed a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the ESOP Committee individually. See "Compensation of Directors and Officers -- Benefits -- Employee Stock Ownership Plan and Trust."
 (4) The figures shown include shares held pursuant to The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust that have been allocated as of June 30, 1996 to individual accounts as follows: Mr. Palagiano, 20,000 shares; Mr. Devine, 20,000 shares; Mr. Mahon, 18,097 shares; Mr. King, 4,861 shares; and all directors and executive officers as a group, 113,950 shares. Such persons have sole voting power and sole investment power as to such shares. See "Compensation of Directors and Executive Officers -- Benefits -- 401(k) Plan."
 (5) Includes 4,000 shares as to which Mr. Palagiano may be deemed to share voting and investment power.
 (6) Includes 25,000 shares as to which Mr. Clark may be deemed to share voting and investment power.
 (7) Includes 100 shares as to which Mr. Cohn may be deemed to share voting and investment power.
 (8) Includes 838 shares as to which Mr. Curtin may be deemed to share voting and investment power.
 (9) Includes 100 shares as to which Mr. Fehrenbach may be deemed to share voting and investment power.
(10) Includes 3,717 shares as to which Mr. King may be deemed to share voting and investment power.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

GENERAL

   The Certificate of Incorporation and Bylaws of the Company provide for the election of directors by the shareholders. For this purpose, the Board of Directors of the Company is divided into three classes, as nearly equal in number as possible. The terms of office of the members of one class expire, and a successor class is to be elected, at each annual meeting of shareholders. There are currently thirteen directors of the Company.

   The terms of five directors expire at the Annual Meeting. Each of the five incumbent directors, Vincent F. Palagiano, George L. Clark, Jr., Steven D. Cohn, Joseph H. Farrell and John J. Flynn, has been nominated by the Nominating Committee of the Board of Directors to be re-elected at the Annual Meeting for a three-year term expiring at the annual meeting of shareholders to be held in 1999, or when their successors are otherwise duly elected and qualified. The terms of the remaining two classes of directors expire at the annual meetings of shareholders to be held in 1997 and 1998, respectively, or when their successors are otherwise duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

   In the event that any nominee for election as a director at the Annual Meeting is unable or declines to serve, which the Board of Directors has no reason to expect, the persons named in the Proxy Card will vote with respect to a substitute nominee designated by the present Board of Directors.

VOTE REQUIRED

   Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the election of directors.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

   The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Security Ownership of Certain Beneficial Owners and Management -- Security Ownership of Management."

                                   DIRECTOR  TERM      POSITION(S) HELD WITH THE
         NOMINEES         AGE(1)   SINCE(2) EXPIRES      COMPANY AND THE BANK
         --------         ------   -------- -------    -------------------------
 Vincent F. Palagiano....   56       1978    1996   Director, Chairman of the
                                                    Board, President and Chief
                                                    Executive Officer
 George L. Clark, Jr. ...   55       1980    1996   Director
 Steven D. Cohn..........   47       1994    1996   Director
 Joseph H. Farrell.......   65       1969    1996   Director
 John J. Flynn...........   60       1994    1996   Director
   CONTINUING DIRECTORS
   --------------------
 Michael P. Devine.......   50       1980    1997   Director, Executive Vice
                                                    President, Chief Operating
                                                    Officer and Secretary
 Anthony Bergamo.........   50       1986    1997   Director
 Patrick E. Curtin.......   51       1986    1998   Director
 Fred P. Fehrenbach......   60       1987    1998   Director
 James M. Fox............   58       1994    1997   Director
 Malcolm T. Kitson.......   68       1990    1998   Director
 Stanley Meisels.........   66       1990    1998   Director
 Louis V. Varone.........   66       1985    1997   Director

----------------
(1)  As of September 30, 1996.
(2) Includes service as a Director or Trustee with The Dime Savings Bank of Williamsburgh and predecessor institutions prior to the incorporation of the Company on December 12, 1995.

   The principal occupation and business experience of each nominee for election as director and each Continuing Director are set forth below. Unless otherwise indicated, each of the following persons has held his present position for the last five years.

NOMINEES FOR ELECTION AS DIRECTOR

   Vincent F. Palagiano has served as Chairman of the Board, President and Chief Executive Officer of the Bank since 1989. He has served as a Trustee or Director of the Bank since 1978 and has served on the Board of Directors of the Institutional Investors Mutual Fund since 1996. Mr. Palagiano joined the Bank in 1970 as an appraiser and has also served as the Bank's Executive Vice President, Chief Operating Officer, and Chief Lending Officer. Prior to 1970, Mr. Palagiano served in the real estate and mortgage departments at other financial institutions and title companies.

   George L. Clark, Jr. has served as a Trustee or Director since 1980. Mr. Clark is President of George L. Clark Inc. (Realtors), a New York State licensed real estate firm. Mr. Clark is a former director of the Federal National Mortgage Association, and a former Chairman of the New York Republican State Committee. Mr. Clark has been a licensed real estate broker for 33 years.

   Steven D. Cohn has served as a Trustee or Director of the Bank since 1994. Mr. Cohn is the managing partner in the law firm of Goldberg and Cohn Esq., in Brooklyn Heights, New York. Mr. Cohn is also a member of the Board of Directors of Complete Management, Inc., a medical management firm.

   Joseph H. Farrell has served as a Trustee or Director of the Bank since 1969. Mr. Farrell is Chairman of the law firm of Conway Farrell Curtin & Kelly, P.C. Mr. Farrell is also President of the William F. Casey Foundation, which is a not-for-profit real estate holding foundation. Mr. Farrell is a trial attorney for the Roman Catholic Diocese of Brooklyn and Vice President of the New York State Bar Association.

   John J. Flynn has served as a Trustee or Director of the Bank since October 1994 and before that from February 1983 to February 1993. From February 1993 through August 1994, Mr. Flynn was Executive Vice President of Flushing Savings Bank, FSB in Flushing, New York. From 1990 to February 1993, and since September 1994, Mr. Flynn has been a self-employed real estate mortgage broker.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS.

CONTINUING DIRECTORS

   Michael P. Devine has served as Executive Vice President, Chief Operating Officer and Secretary of the Bank since 1989, and has served as a Trustee or Director of the Bank since 1980. Mr. Devine joined the Bank in 1971 and has served as the Internal Auditor, Comptroller and Investment Officer. Prior to 1971, Mr. Devine served as a Senior Accountant with the firm of Peat Marwick Mitchell & Co.

   Anthony Bergamo has served as a Trustee or Director of the Bank since 1986. Mr. Bergamo is a licensed attorney in New York and New Jersey and is an independent fiduciary.

   Patrick E. Curtin has served as a Trustee or Director of the Bank since 1986. Mr. Curtin is a senior partner in the law firm of Conway Farrell Curtin & Kelly, P.C. in New York, New York.

   Fred P. Fehrenbach has served as a Trustee or Director of the Bank since 1987. Mr Fehrenbach is President of Consolidated Brokerage Corp. located in Great Neck, New York, which is a retail insurance brokerage business, and has formed a joint venture with the firm of Forman International, a general insurance firm in Great Neck, New York. Mr. Fehrenbach has been with Consolidated Brokerage Corp. since 1990.

   James M. Fox has served as a Trustee or Director since January 1994. Since January 1994, Mr. Fox has been Executive Vice President of Mutual of America Life Insurance Company, in internal audits and real estate management. From December 1987 to January 1994, Mr. Fox was Director of the New York unit of the United States Federal Bureau of Investigation in New York City, and was responsible for all investigative and administrative operations of the New York unit of the Federal Bureau of Investigation.

   Malcolm T. Kitson has served as a Trustee or Director since 1990. Mr. Kitson served as a Vice President of Citibank, N.A. until his retirement in 1990.

   Stanley Meisels has served as a Trustee or Director since 1990. Mr. Meisels has been a stockbroker with Gruntal & Co. in Hewlett, New York since 1986. Mr. Meisels is also President and sole owner of Small Business Electronics Investment Corp., a private investment company.

   Louis V. Varone has served as a trustee since 1985. Mr. Varone has been a licensed real estate broker for over 30 years. Mr. Varone is self-employed as a principal in the firm of Century 21 Lewis & Clark Realty.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

   During the period from the Company's inception to the end of the fiscal year ended June 30, 1996, because the Company had no operations other than those of an organizational nature until June 26, 1996, the Company's Board of Directors met four times. Since beginning operations, the Board of Directors meets on a monthly basis and may have additional special meetings upon the request of the Chairman of the Board. No current director attended fewer than 75% of the total number of Board meetings and committee meetings of which such director was a member.

   The Board of Directors of the Company has established the following committees:

   The Executive Committee consists of Messrs. Palagiano, Devine, Clark, Farrell and Varone. The purpose of this committee is to consider longer-term strategic, planning and industry issues. This committee, from time to time, also reviews regulatory issues and reports of regulatory examinations. This committee meets as requested by the Board of Directors. The Executive Committee did not meet in fiscal 1996, the first year of the Company's existence.

   The Compensation Committee consists of Messrs. Bergamo (Chairman), Curtin and Clark. This committee establishes the compensation of the Chief Executive Officer, approves the compensation of other officers, and determines compensation and benefits to be paid to employees of the Bank. The committee meets yearly and as requested by the Board of Directors. The Compensation Committee met once in fiscal 1996, the first year of the Company's existence. The Compensation Committee also met on October 8, 1996 to review the terms of the Option Plan and the RRP. The members of the Compensation Committee who are "Disinterested Directors" within the meaning of Section 162(m) of the Internal Revenue Code ("Code") and Rule 16b-3 promulgated under the Exchange Act (consisting of Messrs. Bergamo and Clark), comprise the committees which administer the Option Plan and the RRP.

   The Audit Committee consists of Messrs. Bergamo (Chairman), Flynn, Kitson and Meisels. The purpose of this committee is to provide assurance that the Company's internal controls are adequate and that financial disclosures made by management portray the Company's financial condition and results of operations. The committee is responsible for the classification of assets and the establishment of adequate valuation allowances. The committee also maintains a liaison with the outside auditors. The committee meets at least annually or as called by the Committee Chairman. The Audit Committee did not meet in fiscal 1996, the first year of the Company's existence.

   The Nominating Committee consists of Messrs. Curtin (Chairman), Fehrenbach, Kitson and Meisels. The committee nominates candidates for the election of directors. The committee meets as called by the Committee Chairman. The Nominating Committee did not meet in fiscal 1996, the first year of the Company's existence, and met for the first time on October 8, 1996 to select the nominees for election as directors at the Annual Meeting. In accordance with the Company's Bylaws, no nominations for election as director, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting unless properly made by a shareholder in accordance with the procedures set forth below under "Additional Information--Notice of Business to be Conducted at Annual Meeting."

EXECUTIVE OFFICERS

   The following individuals are executive officers of the Company and hold the offices set forth below opposite their names.

              NAME                           POSITION HELD WITH THE COMPANY
              ----                           ------------------------------
    Vincent F. Palagiano.... Chairman of the Board, President and Chief Executive Officer
    Michael P. Devine....... Executive Vice President, Chief Operating Officer and Secretary
    Kenneth J. Mahon........ Senior Vice President and Chief Financial Officer
    Timothy B. King......... Vice President and Treasurer
    Michael Pucella......... Vice President and Comptroller

   The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation, or removal by the Board of Directors. The Company has entered into Employment Agreements with certain of its executive officers which sets forth the terms of their employment. See "--Employment Agreements."

   Biographical information of executive officers of the Company or the Bank who are not directors is set forth below.

   Kenneth J. Mahon, age 45, was promoted to Senior Vice President in 1987, and to Chief Financial Officer in 1995. He has been with the Bank since 1980, and has administrative responsibility for the financial, lending, and operations areas. Mr. Mahon has spent his career in savings banking, and has a total of 23 years banking experience.

   Peter J. Castelli, age 55, was promoted to First Vice President in 1987. He is responsible for marketing and advertising, security, banking facilities, and community and public relations. Mr. Castelli has served the Bank in numerous capacities during his career, which spans 31 years in banking.

   Timothy B. King, age 38, has over 16 years of banking experience, and has been with the Bank since 1983. Mr. King was promoted to Vice President in 1992 and Treasurer in 1990, and manages the securities investment, corporate planning, and interest rate risk functions of the Bank.

   Gasper Messana, age 55, has served as Vice President since 1988. He manages the underwriting and loan administration functions of the Bank's multi-family lending department. Mr. Messana is a licensed real estate broker and has over 26 years of banking and real estate experience.

   Michael Pucella, age 43, was promoted to Comptroller in 1989, and to Vice President in 1995. He has been with the Bank since 1981, and is responsible for financial reporting, budgeting, and tax administration. Mr. Pucella has over 20 years of banking experience.

   Stephen Varriale, age 41, joined the Bank in 1979 and was promoted to Vice President in 1992. He is responsible for the Branch Retail and Operations Support Departments, and the Pension Department. Mr. Varriale has over 19 years of banking experience.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

REPORT OF COMPENSATION COMMITTEE

   The following Report of the Company's Compensation Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material," filed with the SEC subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   Dime Community Bancorp, Inc. (the "Company") was formed in 1995 for the purpose of becoming the holding company for The Dime Savings Bank of Williamsburgh (the "Bank") in a stock conversion that took effect in June, 1996. For the fiscal year ended June 30, 1996, substantially all of the business of the Company was conducted through the Bank. During such fiscal year, the Company's Chief Executive Officer and other executive officers served as the Chief Executive Officer and executive officers, respectively, of the Bank and performed substantially all of their services in connection with the management and operation of the Bank. As a result, all compensation of the Chief Executive Officer and all other executive officers for such period was paid by the Bank and determined by the Board of Directors of the Bank on the recommendation of its Budget and Salary Committee (the "Bank Compensation Committee"). The Board of Directors of the Bank accepted without modification all of the Bank Compensation Committee's recommendations on executive compensation for the fiscal year ended June 30, 1996. The composition of the Bank Compensation Committee is the same as that of the Company's Compensation Committee.

   It is the Company's policy to cause its executive officers to be compensated, either directly or through its affiliates, using a combination of cash compensation (consisting of base salary and discretionary cash bonuses) and fringe benefit plans. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel and align their financial interests with those of the Company's shareholders, and that is responsive to the immediate and long-term needs of executive officers and their families. The compensation practices of other savings and community banks in the New York City metropolitan area are considered in establishing the overall level of compensation and the components of the compensation package; however, it has not been a goal or policy to set compensation at levels designed to achieve a predetermined percentile ranking among an identified group of peer institutions.

   For the fiscal year ended June 30, 1996, base salaries of all executive officers were set at levels determined, in the subjective judgment of the Bank Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities and to enable them to maintain appropriate standards of living within their communities. Annual salary rates were increased over the prior year's rates, primarily to reflect the value of executive's services to the Bank and for cost of living changes. Discretionary bonuses for the fiscal year ended June 30, 1996 were determined, in the subjective judgment of the Bank Compensation Committee, with the intention of rewarding effort, performance and results at levels above and beyond those assumed in establishing base salary rates for executive officers at the level of Senior Vice President and below. New York state law applicable to the Bank while it was a New York mutual savings bank precluded the payment of meaningful incentive compensation to officers who were also Board members. Fringe benefit plans, consisting of a pension plan, a supplemental executive retirement plan, a 401(k) salary deferral plan (with a Bank matching contribution through May 31, 1996) and group insurance coverage, are designed to provide for the health and welfare of the executives and their families and as well as for their long-term financial needs. In addition, all executive officers participated in the Company's Employee Stock Ownership Plan (the "ESOP") for the fiscal year ended June 30, 1996. Each executive officer has an individual account within the ESOP Trust which is invested primarily if not exclusively in employer securities, with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Bank and the Company.

   The determination of the Chief Executive Officer's compensation for the fiscal year ended June 30, 1996 was based on the same general principles applied to other executive officers.

   The Compensation Committee recognizes the significant additional efforts required of the Chief Executive Officer and other executive officers of the Bank and the Company in bringing about the Bank's successful stock conversion and the Company's initial public offering, as well as the significant business expansion achieved through the acquisition of Conestoga Bancorp, Inc. It also recognizes that successfully managing and operating a public company will entail additional ongoing duties and responsibilities for each executive officer. No additional cash compensation has been awarded on this basis. It is the Compensation Committee's intention that any such additional cash compensation be considered in light of the stock benefit plans being proposed to the shareholders for their approval at this Annual Meeting.

                                          COMPENSATION COMMITTEE OFDIME
                                           COMMUNITY BANCORP, INC.

                                          Anthony Bergamo, Chairman
                                          George L. Clark, Jr., Member
                                          Patrick E. Curtin, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee consists of Messrs. Bergamo, Curtin and Clark. Mr. Curtin is a senior partner in the law firm of Conway, Farrell, Curtin & Kelly, P.C. In each of the fiscal years ended June 30, 1996, 1995 and 1994, the Bank paid this firm $126,000, $225,000 and $206,000, respectively, for legal services provided during such periods. In addition, the firm received fees in the amount of approximately $586,000, $321,000 and $423,000 from third parties pursuant to its representation of the Bank in loan closings and other legal matters for each of the fiscal years ended June 30, 1996, 1995 and 1994, respectively. There are no other interlocks, as defined under the rules and regulations of the SEC, between the Compensation Committee and corporate affiliates of members of the Compensation Committee or otherwise. Mr. Curtin is not a Disinterested Director and thus is not a member of the committees that administer the Option Plan and the RRP.

PERFORMANCE GRAPH

   Pursuant to the regulations of the SEC, a proxy statement in which proxies are solicited for the election of directors is generally required to include a graph comparing, for the subject company's last five fiscal years, the performance of the subject company's stock against certain indices. The Company's Common Stock began trading on June 26, 1996, the date of the Company's initial public offering, three trading days before the end of the Company's fiscal year. Accordingly, the Company believes that such a performance graph for the Company would not be meaningful and has omitted such performance graph. As required by federal securities laws, the Company will include the performance graph in future years.

DIRECTORS' COMPENSATION

   Fee Arrangements. Currently, each non-officer director of the Company receives an annual retainer of $15,000 and a fee of $1,000 per meeting of the Company or the Bank attended. All committee members receive a fee of $400 for attendance at each committee meeting of the Company or the Bank. If both the Company's and the Bank's Boards of Directors or corresponding committees of the Company and the Bank meet on the same day, such directors only receive one fee, paid by the Bank.

   Directors' Retirement Plan. The Company has adopted a non-qualified Retirement Plan for Outside Directors of the Company and the Bank (the "Directors' Retirement Plan"), which will provide benefits to each eligible Outside Director commencing on his termination of Board service at or after age 65. Each Outside Director who serves or has agreed to serve as an Outside Director subsequent to the completion of the Conversion will automatically become a participant in the Plan. An eligible Outside Director retiring at or after age 65 will be paid an annual retirement benefit equal to the amount of the aggregate compensation for services as a director (excluding stock compensation) paid to him for the twelve-month period immediately prior to his termination of Board service, multiplied by a fraction, the numerator of which is the number of his years of service as an Outside Director (including service as a director or trustee of the Bank or any predecessor) and the denominator of which is 10. An individual who terminates Board service after having served as an Outside Director for 10 years may elect to begin collecting benefits under the Directors' Retirement Plan at or after attainment of age 50, but the annual retirement benefits payable to him will be reduced pursuant to the Plan's early retirement reduction formula to reflect the commencement of benefit payments prior to age 65. An Outside Director may elect to have his benefits distributed in any one of the following forms: (i) a single life annuity; (ii) a 50% or 100% joint and survivor annuity; or (iii) a single life annuity with a 5, 10, or 15 year guaranteed term. In the event an Outside Director dies prior to the commencement of benefit payments under the Directors' Retirement Plan, a 50% survivor annuity will automatically be paid to his surviving spouse, unless the decedent has elected otherwise.

EXECUTIVE COMPENSATION

   Cash Compensation. The following table sets forth the cash compensation paid by the Bank for services rendered in all capacities during the fiscal years ended June 30, 1995 and June 30, 1996, to the executive officers of the Bank who received salary plus bonus during the fiscal year ended June 30, 1996 in excess of $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                          LONG TERM COMPENSATION
                                                                  ---------------------------------------
                                    ANNUAL COMPENSATION(1)              AWARDS       PAYOUTS
                              ----------------------------------- ------------------ -------
            (A)               (B)     (C)      (D)       (E)         (F)       (G)     (H)       (I)
                                                        OTHER     RESTRICTED
                                                        ANNUAL      STOCK             LTIP    ALL OTHER
                                              BONUS  COMPENSATION   AWARDS   OPTIONS PAYOUTS COMPENSATION
NAME AND PRINCIPAL POSITIONS  YEAR SALARY($) ($)(2)     ($)(3)      ($)(4)   (#)(4)  ($)(4)     ($)(5)
----------------------------  ---- --------- ------- ------------ ---------- ------- ------- ------------
Vincent F. Palagiano,         1996 $425,000      --      --          --        --      --      $29,553
 Chairman of the Board,       1995  380,000      --      --          --        --      --       24,288
 President and Chief
 Executive Officer
Michael P. Devine,            1996 $320,000      --      --          --        --      --      $23,184
 Executive Vice               1995  287,500      --      --          --        --      --       17,988
 President, Chief
 Operating Officer
 and Secretary
Kenneth J. Mahon,             1996 $170,500  $32,600     --          --        --      --      $14,961
 Senior Vice President        1995  156,500   22,500     --          --        --      --       10,878
 and Chief Financial
 Officer
Timothy B. King,              1996 $ 88,500  $17,000     --          --        --      --      $ 8,633
 Vice President and           1995   82,000   11,850     --          --        --      --        5,824
 Treasurer

----------------
(1) Under Annual Compensation, the column titled "Salary" includes base salary, amounts deferred under the Bank's 401(k) plan and payroll deductions for health insurance under the Bank's health insurance plan.
(2) Prior to its conversion from a New York state chartered mutual savings bank to a federal mutual savings bank in November, 1995, the Bank was generally prohibited by state law from awarding bonuses to officers who were also Board members.
(3) For 1996, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(4) During the fiscal year ended June 30, 1996, neither the Bank nor the Company maintained any restricted stock, stock options or other long-term incentive plans.
(5) Includes (i) the dollar value of premiums, if any, paid by the Bank with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of the executive officer and (ii) the Bank's contributions on behalf of the executive officer to the Bank's 401(k) plan and the ESOP and the defined contribution portion of the Bank's Supplemental Executive Retirement Plan ("SERP"). See " -- Benefits -- Retirement Plan," " --401(k) Plan," " -- Supplemental Executive Retirement Plan" and " --Employee Stock Ownership Plan and Trust."

EMPLOYMENT AGREEMENTS

   Each of the Company and the Bank is a party to an Employment Agreement with each of Messrs. Palagiano, Devine and Mahon ("Senior Executives"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Senior Executives.

   The Employment Agreements provide for three-year terms. The Bank's Employment Agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may agree, after conducting a performance evaluation of the Senior Executive, to extend its Employment Agreements for an additional year, so that the remaining terms shall be three years. The Company's Employment Agreements provide for automatic daily extensions such that the remaining terms of the Employment Agreements shall be three years unless written notice of non-renewal is given by the Board of Directors or the Senior Executive.

   The Employment Agreements provide for termination by the Bank or the Company at any time for cause as defined in the Employment Agreements. In the event the Bank or the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Bank and the Company for "good reason" as defined in the Employment Agreements, the Senior Executive or, in the event of death, his beneficiary would be entitled to a lump sum cash payment in an amount equal to the remaining base salary and bonus payments due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements and payments that would have been made under any incentive compensation plan during the remaining terms of the Employment Agreements. The Senior Executive would also have the right to receive a lump sum cash payment of benefits to which the Senior Executive is entitled under the Bank's SERP. The Bank and the Company would also continue the Senior Executive's life, health and disability insurance coverage for the remaining terms of the Employment Agreements. "Good reason" for purposes of the Employment Agreements generally means (i) assignment of duties inconsistent with the Senior Executive's status or a substantial adverse alteration in the nature or status of responsibilities or a requirement to report to a different position, (ii) reduction in annual base salary (unless mandated at the initiation of applicable regulatory authority), (iii) failure to pay compensation or deferred compensation when due unless inadvertent, immaterial and cured after notice, (iv) failure to continue in effect compensation plans material to total compensation (or substitute plans) with respect to the Senior Executive or to fail to provide certain benefits or materially reduce benefits (unless mandated at the initiation of applicable regulatory authority), (v) failure of the Bank to obtain a satisfactory agreement from a successor to assume and agree to perform the Employment Agreements, (vi) any purported termination by the Bank not for cause or disability, (vii) any or no reason during the period of 60 (sixty) days beginning on the first anniversary of the effective date of a change of control, as defined in the Employment Agreement, (viii) a change in the majority of the Board, unless approved by a vote of at least two-thirds of the members of the Board at the time the Employment Agreements were entered into or members elected or nominated by such members, (ix) a relocation of the Senior Executive's principal place of employment outside of the New York metropolitan area or (x) a material breach of the Employment Agreements, unless cured within 30 days. In general, for purposes of the Employment Agreements, a "change of control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security, such as Common Stock of the Company or the Bank, or in connection with mergers or consolidations of assets or contested election of directors which results in a change of control of the majority of the Board of Directors of the Company or the Bank or liquidation or sale of substantially all the assets of the Company or the Bank.

   Payments to the Senior Executives under the Bank's Employment Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's Employment Agreements would be made by the Company. To the extent that payments under the Company's Employment Agreements and the Bank's Employment Agreements are duplicative, payments due under the

Company's Employment Agreements would be offset by amounts actually paid by the Bank. Senior Executives would be entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements up to $50,000 for each Senior Executive.

   Cash and benefits paid to a Senior Executive under the Employment Agreements together with payments under other benefit plans following a "change of control" of the Bank or the Company may constitute an "excess parachute" payment under Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The Company's Employment Agreements include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.

EMPLOYEE RETENTION AGREEMENTS

   The Bank and the Company have entered into Employee Retention Agreements with fifteen additional employees including the following five executive officers: Messrs. Castelli, King, Messana, Pucella and Varriale ("Contract Employee" or "Contract Employees"). The purpose of the Retention Agreements is to secure the Contract Employees' continued availability and attention to the Bank's affairs, relieved of distractions arising from the possibility of a corporate change of control. The Retention Agreements do not impose an immediate obligation on the Bank to continue the Contract Employees' employment but provide for a period of assured employment ("Assurance Period") following the change of control of the Bank or the Company. The Retention Agreements provide for initial Assurance Periods of one or two years commencing on the date of a change of control. The Bank and the Company entered into Employee Retention Agreements with an initial Assurance Period of two years with each of the five officers listed above. The applicable Assurance Periods will be automatically extended on a daily basis under the Retention Agreements until written notice of non-extension is given by the Bank or the Contract Employee, in which case the Assurance Period would end on the first or second anniversary of the date such notice is given.

   If, upon a change of control, or within twelve months of, and in connection with, a change of control, a Contract Employee is discharged without "cause" (as defined in the Retention Agreements) or voluntarily resigns within one year following a material adverse change in position, duties or salary or due to a material breach of the Retention Agreement by the Bank or the Company, the Contract Employee (or, in the event of his death, his estate) would be entitled to a lump sum cash payment equal to the remaining base salary and bonus payments due during the Assurance Period plus any additional contributions and benefits that the Contract Employee would have earned under the Bank's or the Company's employee benefit plans during the Assurance Period. Each Contract Employee's life, health, and disability coverage would also be continued during the Assurance Period. The total amount of termination benefits payable to each Contract Employee under the Retention Agreements is limited to three times the Contract Employee's average total compensation for the prior five years. Payments to the Contract Employees under their respective Retention Agreements are guaranteed by the Company to the extent that the required payments are not made by the Bank.

BENEFITS

   Retirement Plan. The Bank maintains a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. All salaried employees at least age 21 who have completed at least one year of service are eligible to participate in the Retirement Plan. The Retirement Plan provides for a benefit for each participant, including the Named Executive Officers, equal to 2% of the participant's average annual earnings (average W-2 compensation plus salary deferrals under the 401(k) Plan during the highest 36 consecutive months of the participant's final 120 months of employment) multiplied by the participant's years (and any fraction thereof) of eligible employment (up to a maximum of 30 years). Such benefit is not reduced by a Social Security offset. A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis and all assets are held in trust by the Retirement Plan trustee.

   The following table illustrates the annual benefit payable upon normal retirement at age 65 (in single life annuity amounts with no offset for Social Security benefits) at various levels of compensation and years of service under the Retirement Plan and the SERP:

                                  YEARS OF SERVICE
                    --------------------------------------------------------
REMUNERATION(1)        15          20          25          30        35(4)
---------------     --------    --------    --------    --------    --------
150,000(2)......... $ 45,000    $ 60,000    $ 75,000    $ 90,000    $ 90,000
175,000(2).........   52,500      70,000      87,500     105,000     105,000
200,000(2).........   60,000      80,000     100,000     120,000     120,000
225,000(2).........   67,500      90,000     112,500     135,000(3)  135,000(3)
250,000(2).........   75,000     100,000     125,000(3)  150,000(3)  150,000(3)
300,000(2).........   90,000     120,000     150,000(3)  180,000(3)  180,000(3)
350,000(2).........  105,000     140,000     175,000(3)  210,000(3)  210,000(3)
400,000(2).........  120,000     160,000(3)  200,000(3)  240,000(3)  240,000(3)
450,000(2).........  135,000(3)  180,000(3)  225,000(3)  270,000(3)  270,000(3)
500,000(2).........  150,000(3)  200,000(3)  250,000(3)  300,000(3)  300,000(3)
550,000(2).........  165,000(3)  220,000(3)  275,000(3)  330,000(3)  330,000(3)

----------------
(1) The Retirement Plan does not provide a deduction for Social Security benefits and there are no other offsets to benefits.
(2) For the fiscal year of the Retirement Plan beginning on October 1, 1996, the average final compensation for computing benefits under the Retirement Plan cannot exceed $150,000 (as adjusted for subsequent years pursuant to the Code provisions). Benefits in excess of the limitation are provided through the SERP.
(3) For the fiscal year of the Retirement Plan beginning on October 1, 1996, the maximum annual benefit payable under the Retirement Plan cannot exceed $120,000 (as adjusted for subsequent years pursuant to the Code provisions). Benefits in excess of the limitations are provided through the SERP. See " -- Supplemental Executive Retirement Plan."
(4)  The maximum years of service credited for benefit purposes is 30 years.

   The following table sets forth the years of credited service and the average annual earnings (as defined above) determined as of September 30, 1996, for each of the Named Executive Officers.

                                   YEARS OF CREDITED SERVICE
                                   -------------------------
                                                                    AVERAGE
                                      YEARS         MONTHS      ANNUAL EARNINGS
                                      -----         ------      ---------------
      Vincent F. Palagiano........     26             0            $353,333
      Michael P. Devine...........     25             2            $266,667
      Kenneth J. Mahon............     16             2            $150,000
      Timothy B. King.............     13             5            $ 85,333

   401(k) Plan. The Bank maintains the 401(k) Plan, which is a tax-qualified defined contribution plan which permits salaried employees with at least one year of service to make pre-tax salary deferrals under Section 401(k) of the Code. Salary deferrals are made by election and are limited to 9% of compensation up to $150,000 (for 1996), or to a limit imposed under the Code ($9,500 for 1996). The Bank ceased matching contributions as of May 31, 1996 in anticipation of implementation of the ESOP described below. Employees are fully vested in their salary deferrals, and become 25% vested in the Bank's contribution after two years, and an additional 25% vested in each of the next three years. Employees select the investments made with their account balances from a fixed menu of options.

   The Plan permits participating employees to elect to invest all or any part of their 401(k) Plan account balances in Common Stock. Common Stock held by the 401(k) Plan may be newly issued or treasury shares acquired from the Company or outstanding shares purchased on the open market or in privately negotiated transactions. All Common Stock held by the 401(k) Plan will be held by an independent trustee and allocated to the accounts of individual participants. Participants will control the exercise of voting and tender rights relating to Common Stock held in their accounts.

   Supplemental Executive Retirement Plan. The SERP provides eligible employees with benefits that would be due under the Retirement Plan and 401(k) Plan, if such benefits were not limited under the Code. SERP benefits provided with respect to the Retirement Plan are reflected in the pension table. See
" -- Benefits --Retirement Plan." SERP benefits provided to the Named Executive Officers for the fiscal year ended June 30, 1996 with respect to the 401(k) Plan are included in the Summary Compensation Table under the column "All Other Compensation." See " -- Executive Compensation -- Cash Compensation."

   Employee Stock Ownership Plan and Trust. The Company has established, and the Bank has adopted, for the benefit of eligible employees, an ESOP and related trust. All salaried employees of the Bank or the Company are eligible to become participants in the ESOP. The ESOP purchased 1,163,800 shares of Common Stock issued in connection with the Conversion. In order to fund the ESOP's purchase of such Common Stock, the ESOP borrowed funds from the Company to pay the aggregate purchase price of Common Stock. This loan is for a term of 10 years, bears interest at the rate of 8% per annum and calls for level annual payments of principal and interest designed to amortize the loan over its term, except that payments in any year may be deferred, in whole or in part, in prescribed circumstances. Prepayments are also permitted.

   Shares purchased by the ESOP were pledged as collateral for the loan and are held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participant's compensation for the calendar year preceding allocation. Benefits generally become vested at the rate of 25% per year after two years with 100% vesting after five years of service. Participants also become immediately vested upon termination of employment due to death, retirement at age 65, permanent disability or upon the occurrence of a change of control. Forfeitures will be reallocated among remaining participating employees, in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65, disability or separation from service.

   The ESOP Committee may instruct the unrelated corporate trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA. The ESOP may purchase additional shares of Common Stock in the future.

   Stock Option Plan. The Board of Directors of the Company has adopted the Dime Community Bancorp, Inc. 1996 Stock Option Plan for Outside Directors, Officers and Employees. The Option Plan is subject to the approval of the shareholders of the Company at the Annual Meeting. See "Proposal 2 -- 1996 Stock Option Plan."

   Recognition and Retention Plan. The Board of Directors of the Company has adopted the Recognition and Retention Plan for Outside Directors, Officers and Employees of Dime Community Bancorp, Inc. The RRP is subject to the approval of the shareholders at the Annual Meeting. See "Proposal 3 -- Recognition and Retention Plan."

TRANSACTIONS WITH CERTAIN RELATED PERSONS

   The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank has made loans or extended credit to executive officers and also to certain persons related to executive officers and directors. All such loans were made by the Bank in the ordinary course of business and were not made with more favorable terms nor involved more than the normal risk of collectibility or presented unfavorable features. The outstanding principal balance of such loans to executive officers and associates of executive officers or directors totaled $601,000, or 0.28% of the Bank's total equity as of September 30, 1996. The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, similarly will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

   Messrs. Curtin and Farrell are partners in the law firm of Conway, Farrell, Curtin & Kelly, P.C., which the Bank retains to provide certain legal services. For a description of fees paid to this firm by the Bank and by third parties in connection with this firm's representation of the Bank. See " --
 Compensation Committee Interlocks and Insider Participation."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of Common Stock to file with the SEC reports of ownership and changes of ownership. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

                                  PROPOSAL 2

                            1996 STOCK OPTION PLAN

GENERAL PLAN INFORMATION

   The Company has adopted, subject to approval by shareholders of the Company, the Dime Community Bancorp, Inc. 1996 Stock Option Plan for Outside Directors, Officers and Employees. The Option Plan provides for the grant of options to purchase Common Stock of the Company ("Options") to certain officers, employees and outside directors of the Company, the Bank or any affiliate approved by the Board of Directors. The Option Plan is not subject to ERISA and is not a tax-qualified plan under the Code. The principal provisions of the Option Plan are summarized below. The full text of the Option Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

VOTE REQUIRED

   Pursuant to the regulations of the OTS applicable to management stock benefit plans to be established by a federal association or its holding company sooner than one year after the association's stock conversion, the affirmative vote of a majority of the votes eligible to be cast is required for approval of the Option Plan. If approved by shareholders pursuant to such rule, the Option Plan will take effect and Options may be granted thereunder on a date which is at least six months after the date of the Conversion. Under the Company's Bylaws, the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present would ordinarily be required for approval by shareholders. In the event that less than a majority of the votes eligible to be cast at the Annual Meeting but at least a majority of the votes present and entitled to vote at the Annual Meeting vote in favor of approval, the Option Plan will be considered approved, but it will not be established or implemented and no Options will be granted prior to June 26, 1997, which is the first anniversary of the Conversion. The effective date of the Option Plan shall be referred to as the "Option Plan Effective Date."

   Shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 2. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 2 for purposes of the OTS approval requirement, but such shares will not be counted as present and entitled to vote, and will therefore have no effect on the vote for any other purposes with respect to Proposal 2.

PURPOSE OF THE OPTION PLAN

   The purpose of the Option Plan is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE OPTION PLAN

   Administration. The members of the Compensation Committee who are Disinterested Directors (the "Option Committee") will administer the Option Plan and will determine, within the limitations of the Option Plan, the officers and employees to whom Options will be granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options may be exercised. Options granted to directors under the Option Plan are by automatic formula grant, and the Option Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the Option Plan, the Option Committee has full and final authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Option Plan and to make all determinations necessary or advisable for the administration of the Option Plan. The costs and expenses of administering the Option Plan will be borne by the Company.

   Stock Subject to the Option Plan. The Company has reserved 1,454,750 shares of Common Stock ("Option Shares") for issuance upon exercise of Options. Such Option Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Option Shares subject to grants under the Option Plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, shall again be available for purposes of the Option Plan. As of October 31, 1996, the aggregate fair market value of the Option Shares reserved for issuance was $19,820,969, based on the closing sales price per share of Common Stock of $13.625 on The Nasdaq Stock Market on the Record Date.

   Eligibility. Any employee of the Company, the Bank or any affiliate approved by the Board who is selected by the Option Committee is eligible to participate in the Option Plan as an "Eligible Individual." As of October 31, 1996, there were 207 Eligible Individuals. Members of the Board or of the Board of Directors of the Bank or any affiliate approved by the Board who are not employees or officers of the Company or the Bank or such affiliate are eligible to participate as an "Eligible Director." As of October 31, 1996, there were 11 Eligible Directors.

   Terms and Conditions of Options Granted to Officers and Employees. The Option Plan provides for the grant of options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs"), non-qualified stock options which do not so qualify ("NQSOs") and certain limited stock appreciation rights ("LSARs"). ISOs are subject to certain restrictions under the Code. A maximum of 1,018,325 shares may be issued to officers and employees upon exercise of Options. Unless otherwise designated by the Option Committee, Options granted under the Option Plan will be NQSOs, will be exercisable at a price per share equal to the fair market value of a share of Common Stock on the date of the Option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause, one year after termination of employment due to death, disability or retirement, or immediately upon termination for cause). In no event may an Option be granted with an exercise price per share that is less than fair market value of a share of Common Stock when the Option is granted. On December 26, 1997 and on each anniversary thereof until all Option Shares subject to the grant are exercisable, the Option will become exercisable as to 20% of the Option Shares as to which his outstanding Option has been granted. An option holder's right to exercise Options is suspended during any period when the option holder is the subject of a pending proceeding to terminate his or her employment for cause. If the Option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired Options less the exercise price.

   Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Common Stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and on death of the option holder.

   Terms and Conditions of Options Granted to Outside Directors. Effective on the Option Plan Effective Date, each person who is an Eligible Director on such date will be granted a NQSO to purchase 39,675 Option Shares. Such Options will have an Exercise Price equal to the fair market value of a share of Common Stock on the date of grant and an Exercise Period commencing on the date of grant and expiring on the earliest of (i) the date he ceases to be an Eligible Director due to a removal for cause (in accordance with the bylaws of the Bank or the Company or other affiliate, as applicable) and (ii) the last day of the ten-year period commencing on the date the Option was granted. On December 26, 1997 and on each anniversary thereof until all 39,675 Option Shares subject to the grant are exercisable, the Option will become exercisable as to 20% of the Option Shares as to which his outstanding Option has been granted. All Option Shares not previously purchased or available for purchase will become available for purchase on the date of the option holder's death or disability as defined in the Option Plan. A maximum of 436,425 shares may be issued to Eligible Directors upon exercise of Options.

   Options granted to directors under the Option Plan will be NQSOs. Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Common Stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option.

   Mergers and Reorganizations; Adjustments for Extraordinary Dividends. The number of shares available under the Option Plan and the outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding Options may be cancelled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by the Board to be the equivalent value of the cancelled Options. The Option Plan provides that the Company will make a cash payment to option holders to equitably reflect any extraordinary non-stock dividend that may be paid which results in a non-taxable return of capital. No representation is made that any such dividend will be declared or paid.

   Terms and Conditions of Stock Appreciation Rights. Each Option granted under the Option Plan will be accompanied by a LSAR that is exercisable for a period commencing on the date on which a Change in Control (as defined in the Option Plan) occurs and ending six months after such date (or such later date as does not subject the option holder to liability under Section 16 of the Exchange Act). Upon exercise of a LSAR, the Eligible Individual will be entitled to receive an amount equal to (a) the excess of the Change of Control Consideration (as defined in the Option Plan) over the Exercise Price per Share specified in the LSAR, multiplied by (b) the number of shares with respect to which the LSAR is being exercised. Change of Control Consideration is defined in the Option Plan as the greater of (i) the highest price per Share paid by any person who initiated or sought to effect the Change in Control during the one-year period ending on the date of the Change in Control and (ii) the average fair market value of a Share over the last 10 trading days preceding the date of the exercise of the LSAR. Under the Option Plan, LSARs will be cancelled at the effective time of a Change of Control effected pursuant to a written agreement whereby the acquiror has agreed to make a monetary payment or provide substitute options or other property equivalent in value to the value of the Options being cancelled.

REGULATORY RESTRICTIONS

   The Option Plan is subject to certain restrictions imposed by the OTS with respect to stock option plans or other management or employee stock benefit plans that are established or implemented by a federal savings association or its holding company within one year after the association's conversion from a mutual association to a stock association. The restrictions apply to the Option Plan because the Conversion occurred within one year prior to the date of this Annual Meeting. The OTS has granted a regulatory exception ("Regulatory Exception") to the Company and the Bank to allow shareholders of the Company to vote upon this Proposal 2 within six months from the date of Conversion.

   To satisfy the OTS requirements, the Option Plan provides that (i) no Options may be granted prior to the date on which a majority of the Company's outstanding shares approve the Option Plan or before December 26, 1996, whichever is later; (ii) prior to June 26, 1997, no individual officer or employee may be granted Options to purchase more than 363,687 Shares; and
(iii) any Options granted prior to June 26, 1997 will become exercisable at a rate no more rapid than 20% per year beginning on the first anniversary of December 26, 1996, with accelerated vesting only in cases of death or disability. The Option Plan provides that it will be interpreted to comply with OTS regulations.

   Management of the Company has been advised by its legal counsel that the Option Plan complies with all applicable OTS regulations, as modified by the Regulatory Exception. The OTS has not endorsed or approved the Option Plan. No written or oral representation to the contrary shall be made.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

   Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Option Plan Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Option Plan Effective Date by giving written notice of such suspension or termination to the Option Committee. In the event of any suspension or termination of the Option Plan, all Options theretofore granted under the Option Plan that are outstanding on the date of such suspension or termination of the Option Plan will remain outstanding under the terms of the agreements granting such Options.

   The Board may amend or revise the Option Plan in whole or in part at any time, but if the amendment or revision amends a material term of the Option Plan, such amendment or revision will be subject to approval by the shareholders of the Company to the extent required to comply with Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

   The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs, NQSOs and LSARs that may be granted under the Option Plan. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

   There are no federal income tax consequences for the Company or the option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a capital gain or loss on the sale or disposition. If the option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

   With respect to the grant of NQSOs and LSARs, there are no federal income tax consequences for the Company or the option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such shares could result in liability under Section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income. Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement, but provides for certain exceptions for performance based compensation. The Company intends the Option Plan to comply with the requirements for an exception to Section 162(m) applicable to stock option plans so that the Company's deduction for compensation related to the exercise of stock options would not be subject to the $1,000,000 limitation. No executive of the Company currently receives compensation subject to this limitation.

   Upon exercise of an LSAR, the amount of cash or the fair market value of the shares received, determined on the date of exercise, is generally includible in the ordinary income of the person exercising the LSAR, although such inclusion may be at a later date in the case of an option holder who receives stock on the exercise of an LSAR and whose disposition of such shares could result in liability under Section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the LSAR, equal to the amount which the option holder is required to include as ordinary income.

   The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options and LSARs that may be granted under the Option Plan. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES OF DIME COMMUNITY BANCORP, INC.

                                  PROPOSAL 3

                        RECOGNITION AND RETENTION PLAN

GENERAL PLAN INFORMATION

   The Company has adopted, subject to the approval by shareholders of the Company, the Recognition and Retention Plan for Outside Directors, Officers and Employees of Dime Community Bancorp, Inc. The RRP provides for restricted stock awards ("Awards") to certain officers, employees and outside directors of the Company, the Bank or any affiliate approved by the Board. The RRP is not subject to ERISA and is not a tax-qualified plan under the Code. The principal provisions of the RRP are summarized below. The full text of the RRP is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

VOTE REQUIRED

   Pursuant to regulations of the OTS applicable to management stock benefit plans to be established by a federal association or its holding company sooner than one year after the association's stock conversion, the affirmative vote of a majority of the votes eligible to be cast is required for approval of the RRP. If approved by shareholders, the RRP will take effect, and Awards granted thereunder may be effective on a date which is at least six months from the date of the Conversion. Under the Company's Bylaws, the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present would ordinarily be required for approval by shareholders. In the event that less than a majority of the votes eligible to be cast at the Annual Meeting, but at least a majority of the votes present and entitled to vote at the Annual Meeting vote in favor of approval, the RRP will be considered approved, but it will not be implemented and no Awards will be granted, prior to June 26, 1997, which is the first anniversary of the Conversion. The effective date of the RRP shall be referred to as the "RRP Effective Date."

   Shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 3. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 3 for purposes of the OTS approval requirement, but such shares will not be counted as present and entitled to vote, and will therefore have no effect on the vote for any other purposes with respect to Proposal 3.

PURPOSE OF THE RRP

   The purpose of the RRP is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE RRP

   Administration. The members of the Compensation Committee who are Disinterested Directors (the "RRP Committee") will administer the RRP and will determine, within the limitations of the RRP, the officers and employees to whom Awards will be granted, the number of shares subject to each Award, the terms of such Awards (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Awards shall be exercised. Awards to directors will be determined by automatic formula grant and the RRP Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the RRP, the RRP Committee has full and final authority to interpret the RRP, to prescribe, amend and rescind rules and regulations, if any, relating to the RRP and to make all determinations necessary or advisable for the administration of the RRP. The costs and expenses of administering the RRP will be borne by the Company and not charged to any grant of an Award nor to any participating director, officer or employee.

   Stock Subject to the RRP. The Company will establish a trust ("Trust") and will contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by participants will be permitted. A trustee will invest the assets of the Trust in Common Stock and in such other investments including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the RRP Committee. In no event shall the assets of the Trust be used to purchase more than 581,900 shares of Common Stock. As of October 31, 1996, the aggregate fair market value of the Common Stock to be purchased for the RRP was $7,928,388, based on the closing sales price per share of $13.625 on the Nasdaq Stock Market on the Record Date. It is currently anticipated that the Trust will purchase Common Stock on the open market, but may also purchase from the Company or in private transactions.

   Eligibility. Any employee of the Company, the Bank or any affiliate approved by the Board who is selected by the RRP Committee is eligible to participate in the RRP as an "Eligible Individual." As of October 31, 1996, there were 207 Eligible Individuals. Members of the Board or of the Board of Directors of the Bank or any affiliate approved by the Board who are not employees or officers of the Company, the Bank or such affiliate are eligible to participate as an "Eligible Director." As of October 31, 1996, there were 11 Eligible Directors.

   Awards to Outside Directors. On the RRP Effective Date, each Eligible Director will receive an Award of 15,870 shares.

   Awards to Officers and Employees. After the RRP Effective Date, the RRP Committee may, in its discretion, grant Awards of restricted stock to Eligible Individuals, up to a maximum of 407,330 shares. The RRP Committee will determine at the time of the grant the number of shares of Common Stock subject to an Award and the vesting schedule applicable to the Award and may, in its discretion, establish other terms and conditions applicable to the Award.

   Terms and Conditions of Awards. Stock subject to Awards is held in trust pursuant to the RRP until vested. An individual to whom an Award is granted is entitled to exercise voting rights and receive cash dividends with respect to stock subject to Awards granted to him whether or not vested. The RRP Committee will exercise voting rights with respect to shares in the Trust that have not been allocated to reflect the voting directions of shares granted under the RRP. Each individual to whom an Award is granted is entitled to direct the manner of response to any tender offer, exchange offer or other offer made to shareholders with respect to stock subject to Awards granted to him whether or not vested. If no direction is given, the shares will not be tendered or exchanged. For shares that are not allocated in connection with an Award, the RRP Committee will direct the Trustee to respond to reflect the responses given with respect to shares allocated in connection with Awards.

   The shares covered by an Award will become vested in accordance with the terms of the Award and as soon as practicable following such vesting, the Trustee will transfer the shares to the recipient. The shares covered by an Award will vest 20% each year for five years beginning on the February 1 following the first anniversary of shareholder approval; however, any shares covered by the Award will become 100% vested as of the date of the recipient's death or disability. The RRP Committee may prescribe a different vesting schedule for Eligible Individuals, subject to regulatory restrictions described below. If an individual covered by an Award terminates employment or ceases to be a director for reasons other than death or disability, the individual forfeits all rights to his unvested shares remaining in the RRP trust. Individuals may designate a beneficiary to receive distributions on account of death.

   Mergers and Reorganizations. The number of shares available under the RRP and the Awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the Trustee will hold any money, stock, securities or other property received in the trust fund, and adjusting any award by allocating such money, stock, securities or other property to the Eligible Director or Eligible Individual.

REGULATORY RESTRICTIONS

   The RRP is subject to certain restrictions imposed by the OTS with respect to management or employee stock benefit plans that are established or implemented by a federal savings association or its holding company within one year after the association's conversion from a mutual association to a stock association. The restrictions apply to the RRP because the Conversion occurred within one year prior to the date of the Annual Meeting. The OTS has granted the Regulatory Exception to the Company and the Bank to allow shareholders to vote upon this Proposal 3 within six months from the date of Conversion.

   To satisfy the OTS requirements, the RRP provides that (i) no Awards may be granted prior to the date on which a majority of the Company's outstanding shares approve the RRP or before December 26, 1996, whichever if later, (ii) no individual shall receive Awards for more than 145,475 Shares and (iii) any Awards granted prior to June 26, 1997 will become vested at a rate no more rapid than 20% per year beginning on February 1, 1998, with accelerated vesting in cases of death or disability. Management of the Company has been advised by its legal counsel that the RRP complies with all applicable OTS regulations, as modified by the Regulatory Exception. The OTS has not endorsed or approved the RRP. No written or oral representation to the contrary shall be made.

TERMINATION OR AMENDMENT OF THE RRP

   The Board may suspend or terminate the RRP in whole or in part at any time by giving written notice of such suspension or termination to the RRP Committee, but the RRP may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the RRP, the Trustee shall make distributions from the Trust in such amounts and to such persons as the RRP Committee may direct and shall return the remaining assets of the Trust, if any, to the Company.

FEDERAL INCOME TAX CONSEQUENCES

   The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of Awards that may be granted under the RRP. Any descriptions of the provisions of any law, regulation or policy contained herein are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein. The RRP does not constitute a qualified plan under Section 401(a) of the Code.

   The award of Common Stock under the RRP does not result in federal income tax consequences to either the Company or the award recipient. Upon the vesting of an award and the distribution of the vested shares, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occur, an amount equal to the fair market value of the shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, in a like amount. To the extent that dividends are paid with respect to unvested shares held under the RRP and distributed to the award recipient, such dividend amounts will likewise be includible in the ordinary income of the recipient and allowable as a deduction, for compensation expense, to the Company. Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. No executive of the Company currently receives compensation subject to this limitation. Compensation amounts resulting from the award and vesting of shares will be subject to this deduction limitation, if such amount when added to other includable compensation exceeds $1,000,000. Dividends declared and paid with respect to vested shares, as well as any gain or loss realized upon an award recipient's disposition of the shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner as for other shareholders.

   The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the RRP. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES OF DIME COMMUNITY BANCORP, INC.

                               NEW PLAN BENEFITS
                   DIME COMMUNITY BANCORP, INC. STOCK PLANS

                                         1996 STOCK OPTION
                                            PLAN(1)(2)            RRP(3)(4)
                                         --------------------------------------
NAME/POSITION                               #       $ VALUE     #     $ VALUE
-------------                            ---------- ---------------- ----------
Vincent F. Palagiano, Chairman of the
 Board,
 President and Chief Executive
 Officer...............................     285,000      --  115,000 $1,566,875
Michael P. Devine, Executive Vice
 President,
 Chief Operating Officer and
 Secretary.............................     190,000      --   75,000  1,021,875
Kenneth J. Mahon, Senior Vice President
 and Chief Financial Officer...........     130,000      --   55,000    749,375
Timothy B. King, Vice President and
 Treasurer.............................      50,000      --   28,790    392,264
Executive Group........................     165,000      --   91,976  1,253,173
All Non-Executive Director Group.......     436,425      --  174,570  2,378,516
Non-Executive Officer Employees
 Group(5)..............................         N/A      N/A     N/A        N/A

----------------

(1) As of the Record Date, no grants have been made under the Option Plan. It is not determinable at this time what benefits, if any, each of the persons or groups listed will receive under such plan. The numbers in the table reflect the Option Committee's intentions of grants to be made upon the Option Plan Effective Date. On each anniversary of December 26, 1996, 20% of the Shares subject to each Option will become exercisable.
(2) On the Option Plan Effective Date, each outside director, including outside directors who are nominees, will receive a non-qualified stock option to purchase 39,675 Shares with an Exercise Price equal to the Fair Market Value of a Share on the Option Plan Effective Date. Such Options will expire on the earliest of the director's removal for cause or on the tenth anniversary of the date of the grant.
(3) As of the Record Date, no grants have been made under the RRP. It is not determinable at this time what benefits, if any, each of the persons or groups listed will receive under such plan. The numbers in the table reflect the RRP Committee's intentions of grants to be made upon the RRP Effective Date. On each February 1 following the first anniversary of the date of shareholder approval of the RRP until all Shares are vested, 20% of each Award will become vested and distributed to the grantee.

(4) On the RRP Effective Date, each Eligible Outside Director, including outside directors who are nominees, will receive an Award of 15,870 Shares. The dollar value is based on a price per Share of $13.625 (the fair market value as reported on Nasdaq on the Record Date). The actual value of the benefits under this plan will depend on the fair market value of a Share on the RRP Effective Date, which is indeterminable at this time.
(5) As of the date of this Proxy Statement, no determination has been made as to whether other employees will receive grants or if so, the amount of such grants.

                                  PROPOSAL 4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

   The Board of Directors has appointed the firm of Deloitte and Touche LLP to act as independent auditors for the Company for the fiscal year ending June 30, 1997, subject to ratification of such appointment by the Company's shareholders. A representative of Deloitte and Touche LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

VOTE REQUIRED

   The ratification of the appointment of the Board of Directors of Deloitte and Touche, LLP, independent auditors ("Proposal 4") requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 4. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

                                  PROPOSAL 5

AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE
 OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR
 POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE
                                ANNUAL MEETING

GENERAL

   The Board of Directors is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters incident to the conduct of the Annual Meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Annual Meeting once called to order, to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

VOTE REQUIRED

   The authorization of the Board of Directors, in its discretion, to vote upon such other business as may properly come before the Annual Meeting ("Proposal 5") requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 5. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING.

                            ADDITIONAL INFORMATION

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

   The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The shareholder must be a shareholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than the following dates:
(i) with respect to an annual meeting of shareholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and
(ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause
(i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. Notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A shareholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See " -- Date For Submission of Shareholder Proposals."

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

   Any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 1997 Annual Meeting of Shareholders must be received by the Company by July 15, 1997, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. (S)240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

                                 OTHER MATTERS

   As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the shareholders at the 1996 Annual Meeting. See "Proposal 5 -- Authorization of the Board of Directors, in its discretion, to Direct the Vote of the Proxies upon such Other Matters Incident to the Conduct of the Annual Meeting as may Properly Come Before the Annual Meeting, and any Adjournment or Postponement Thereof, including, without limitation, a Motion to Adjourn the Annual Meeting."

   A copy of the 1996 Annual Report to shareholders, including the consolidated financial statements prepared in conformity with generally accepted accounting principles, for the fiscal year ended June 30, 1996 accompanies this Proxy Statement. The consolidated financial statements have been audited by Deloitte and Touche LLP, whose report appears in the Annual Report. SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC (WITHOUT EXHIBITS) BY WRITING TO KENNETH A. CEONZO, DIRECTOR OF INVESTOR RELATIONS, DIME COMMUNITY BANCORP, INC., 209 HAVEMEYER STREET, BROOKLYN, NEW YORK 11211 OR BY CALLING (718) 782-6200, EXTENSION 279.

                                 By Order of the Board of Directors


                                 /s/ Michael P. Devine
                                 Michael P. Devine
                                 Executive Vice President, Chief Operating
                                 Officer and Secretary

Brooklyn, New York
November 11, 1996

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                      APPENDIX A


                          DIME COMMUNITY BANCORP, INC.
                           1996 STOCK OPTION PLAN FOR
                   OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES


                        -------------------------------


                            ADOPTED OCTOBER 8, 1996
                       EFFECTIVE AS OF DECEMBER 26, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                   ARTICLE I

                                    PURPOSE

Section 1.1 General Purpose of the Plan.................................... A-1

                                   ARTICLE II

                                  DEFINITIONS

Section 2.1  Bank.......................................................... A-1
Section 2.2  Board......................................................... A-1
Section 2.3  Change in Control............................................. A-1
Section 2.4  Code.......................................................... A-2
Section 2.5  Committee..................................................... A-2
Section 2.6  Company....................................................... A-2
Section 2.7  Disability.................................................... A-2
Section 2.8  Disinterested Board Member.................................... A-2
Section 2.9  Effective Date................................................ A-2
Section 2.10 Eligible Director............................................. A-2
Section 2.11 Eligible Employee............................................. A-2
Section 2.12 Employer...................................................... A-2
Section 2.13 Exchange Act.................................................. A-2
Section 2.14 Exercise Price................................................ A-3
Section 2.15 Fair Market Value............................................. A-3
Section 2.16 Family Member................................................. A-3
Section 2.17 Incentive Stock Option........................................ A-3
Section 2.18 Limited Stock Appreciation Right.............................. A-3
Section 2.19 Non-Profit Organization....................................... A-3
Section 2.20 Non-Qualified Stock Option.................................... A-3
Section 2.21 Option........................................................ A-3
Section 2.22 Option Period................................................. A-3
Section 2.23 OTS Regulations............................................... A-3
Section 2.24 Person........................................................ A-3
Section 2.25 Plan.......................................................... A-3
Section 2.26 Retirement.................................................... A-3
Section 2.27 Share......................................................... A-3
Section 2.28 Termination for Cause......................................... A-4

                                  ARTICLE III

                                AVAILABLE SHARES

Section 3.1 Available Shares............................................... A-4

                                   ARTICLE IV

                                 ADMINISTRATION

Section 4.1 Committee...................................................... A-5
Section 4.2 Committee Action............................................... A-5
Section 4.3 Committee Responsibilities..................................... A-5

                                     A-(i)

                                                                            PAGE
                                                                            ----
                                   ARTICLE V

                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS

Section 5.1 In General..................................................... A- 5
Section 5.2 Exercise Price................................................. A- 6
Section 5.3 Option Period.................................................. A- 6

                                   ARTICLE VI

                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

Section 6.1 Size of Option................................................. A- 6
Section 6.2 Grant of Options............................................... A- 7
Section 6.3 Exercise Price................................................. A- 7
Section 6.4 Option Period.................................................. A- 7
Section 6.5 Required Regulatory Provisions................................. A- 7
Section 6.6 Additional Restrictions on Incentive Stock Options............. A- 8

                                  ARTICLE VII

                             OPTIONS -- IN GENERAL

Section 7.1 Method of Exercise............................................. A- 9
Section 7.2 Limitations on Options......................................... A-10
Section 7.3 Limited Stock Appreciation Rights.............................. A-10

                                  ARTICLE VIII

                           AMENDMENT AND TERMINATION

Section 8.1 Termination.................................................... A-11
Section 8.2 Amendment...................................................... A-11
Section 8.3 Adjustments in the Event of a Business Reorganization.......... A-12

                                   ARTICLE IX

                                 MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan............................. A-12
Section 9.2 No Right to Continued Employment............................... A-12
Section 9.3 Construction of Language....................................... A-12
Section 9.4 Governing Law.................................................. A-13
Section 9.5 Headings....................................................... A-13
Section 9.6 Non-Alienation of Benefits..................................... A-13
Section 9.7 Taxes.......................................................... A-13
Section 9.8 Approval of Shareholders....................................... A-13
Section 9.9 Notices........................................................ A-14

                                     A-(ii)

              DIME COMMUNITY BANCORP, INC. 1996 STOCK OPTION PLAN
                                      FOR
                   OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES

                                   ARTICLE I

                                    PURPOSE

SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

   The purpose of the Plan is to promote the growth and profitability of Dime Community Bancorp, Inc., to provide eligible directors, certain key officers and employees of Dime Community Bancorp, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Dime Community Bancorp, Inc.

                                  ARTICLE II

                                  DEFINITIONS

   The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

   SECTION 2.1 BANK means The Dime Savings Bank of Williamsburgh, a federally chartered savings institution, and any successor thereto.

   SECTION 2.2 BOARD means the board of directors of the Company.

   SECTION 2.3 CHANGE IN CONTROL means any of the following events:

      (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

      (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

      (c) the shareholders of the Company approve either:

         (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                  (A) either (I) the members of the Board of the Company
               immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or
               (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                  (B) the entity which results from such merger or
               consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

         (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

      (d) any event that would be described in section 2.3(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

   SECTION 2.4 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

   SECTION 2.5 COMMITTEE means the Committee described in section 4.1.

   SECTION 2.6 COMPANY means Dime Community Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

   SECTION 2.7 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

   SECTION 2.8 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year,
(c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code or Rule 16b-3 promulgated under the Exchange Act.

   SECTION 2.9 EFFECTIVE DATE means December 26, 1996.

   SECTION 2.10 ELIGIBLE DIRECTOR means a member of the board of directors of an Employer who is not also an employee or an officer of an Employer.

   SECTION 2.11 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

   SECTION 2.12 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

   SECTION 2.13 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

   SECTION 2.14 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.4.

   SECTION 2.15 FAIR MARKET VALUE means, with respect to a Share on a specified date:

      (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

      (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

      (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

   SECTION 2.16 FAMILY MEMBER means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

   SECTION 2.17 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted to Eligible Employees pursuant to section 6.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

   SECTION 2.18 LIMITED STOCK APPRECIATION RIGHT means a right granted pursuant to section 7.3.

   SECTION 2.19 NON-PROFIT ORGANIZATION means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or
(10) of the Internal Revenue Code.

   SECTION 2.20 NON-QUALIFIED STOCK OPTION means a right to purchase Shares that is granted pursuant to section 5.1 or 6.1. For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Committee to be an Incentive Stock Option, or (b) it does not satisfy the requirements of section 422 of the Code.

   SECTION 2.21 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.

   SECTION 2.22 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 5.3 and 6.4.

   SECTION 2.23 OTS REGULATIONS means the regulations issued by the Office of Thrift Supervision and applicable to the Plan, the Bank or the Company.

   SECTION 2.24 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

   SECTION 2.25 PLAN means the Dime Community Bancorp, Inc. 1996 Stock Option Plan for Outside Directors, Officers and Employees, as amended from time to time.

   SECTION 2.26 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank.

   SECTION 2.27 SHARE means a share of Common Stock, par value $.01 per share, of Dime Community Bancorp, Inc.

   SECTION 2.28 TERMINATION FOR CAUSE means one of the following:

      (a) for an Eligible Employee who is not an officer or employee of any bank or savings institution regulated by the Office of Thrift Supervision, "Termination for Cause" means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; or (v) the employee's willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer;

      (b) for an Eligible Employee who is an officer or employee of a bank or savings institution regulated by the Office of Thrift Supervision, "Termination for Cause" means termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of this Agreement, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause.

                                  ARTICLE III

                               AVAILABLE SHARES

   SECTION 3.1 AVAILABLE SHARES.

   Subject to section 8.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

      (a) 1,454,750 Shares; over

      (b) the sum of:

         (i) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

         (ii) the number of Shares with respect to which previously granted Options have been exercised.

   A maximum aggregate of 1,018,325 Shares may be granted to Eligible Employees and a maximum aggregate of 436,425 Shares may be granted to Eligible Directors. For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section

162(m) of the Code, no Eligible Employee who is a covered employee under section 162(m) of the Code shall receive a grant of Options in excess of the amount specified under this section 3.1, computed as if any Option which is cancelled reduced the maximum number of Shares.

                                  ARTICLE IV

                                ADMINISTRATION

   SECTION 4.1 COMMITTEE.

   The Plan shall be administered by the members of the Compensation Committee of Dime Community Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

   SECTION 4.2 COMMITTEE ACTION.

   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

   SECTION 4.3 COMMITTEE RESPONSIBILITIES.

   Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

      (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

      (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

      (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   ARTICLE V

                     STOCK OPTIONS FOR ELIGIBLE DIRECTORS

   SECTION 5.1 IN GENERAL.

   (a) On the Effective Date, each Eligible Director shall be granted an Option to purchase 39,675 Shares.

   (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option and the Option Period, all as determined pursuant to this Article V. The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.

   SECTION 5.2 EXERCISE PRICE.

   The price per Share at which an Option granted to an Eligible Director under section 5.1 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

   SECTION 5.3 OPTION PERIOD.

   (a) Subject to section 5.3(b), the Option Period during which an Option granted to an Eligible Director under section 5.1 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

      (i) removal for cause in accordance with the Employer's bylaws; or

      (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

   (b) During the Option Period, the maximum number Shares as to which an outstanding Option may be exercised shall be as follows:

      (i) prior to the first anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

      (ii) on and after the first anniversary, but prior to the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option;

      (iii) on and after the second anniversary, but prior to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such second anniversary;

      (iv) on and after the third anniversary, but prior to the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such third anniversary;

      (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such fourth anniversary; and

      (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and provided, further, that to the extent not inconsistent with section 563b.3(g)(4) of the OTS Regulations, all Options granted under section 5.1(b) after June 26, 1997 shall not be subject to the foregoing provisions of section 5.3(b), but shall instead be exercisable immediately upon grant.

                                  ARTICLE VI

                     STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

   SECTION 6.1 SIZE OF OPTION.

   Subject to sections 6.2 and 6.5 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the

Committee, in its discretion. Except as provided in section 6.5, the maximum number of Shares that may be optioned to any one individual under this Plan during its entire duration shall be the entire number of Shares available under section 3.1 of the Plan.

   SECTION 6.2 GRANT OF OPTIONS.

   (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee an Option to purchase Shares. The Option for such Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

   (b) Any Option granted under this section 6.2 shall be evidenced by a written agreement which shall:

      (i) specify the number of Shares covered by the Option;

      (ii) specify the Exercise Price, determined in accordance with section 6.3, for the Shares subject to the Option;

      (iii) specify the Option Period determined in accordance with section
   6.4;

      (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

      (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.

   SECTION 6.3 EXERCISE PRICE.

   The price per Share at which an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

   SECTION 6.4 OPTION PERIOD.

   Subject to section 6.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

      (a) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

      (b) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

      (c) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

      (d) the last day of the ten-year period commencing on the date on which the Option was granted.

   SECTION 6.5 REQUIRED REGULATORY PROVISIONS.

   Notwithstanding anything contained herein to the contrary:

      (a) no Option shall be granted to an Eligible Employee under the Plan prior to shareholder approval under section 9.8;

      (b) no Eligible Employee may be granted Options to purchase more than 363,687 Shares; provided, however, that an Eligible Employee may be granted Options to purchase more Shares if such grant is not inconsistent with section 563b.3(g) of the OTS Regulations.

      (c) each Option granted to an Eligible Employee shall become exercisable as follows:

         (i) prior to the first anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

         (ii) on and after the first anniversary, but prior to the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

         (iii) on and after the second anniversary, but prior to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

         (iv) on and after the third anniversary, but prior to the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

         (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

         (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

   provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; provided, further, that the Committee may establish a different vesting schedule if not inconsistent with section 563b.3(g) of OTS Regulations.

      (d) The Option Period of any Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 6.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options less the Exercise Price of such Options.

      (e) No Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's employment with the Employer is terminated in a Termination for Cause.

   SECTION 6.6 ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.

   In addition to the limitations of section 7.3, an Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

      (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

      (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

      (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

      (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

         (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

         (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code);

   may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

      (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                  ARTICLE VII

                             OPTIONS -- IN GENERAL

   SECTION 7.1 METHOD OF EXERCISE.

   (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

      (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

      (ii) delivering to the Committee full payment, consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

      (iii) satisfying such other conditions as may be prescribed in the Option agreement.

   (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or
(iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

   (c) When the requirements of section 7.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

   SECTION 7.2 LIMITATIONS ON OPTIONS.

   (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

   (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

   SECTION 7.3 LIMITED STOCK APPRECIATION RIGHTS.

   (a) Each Option granted under this Plan shall be accompanied by a Limited Stock Appreciation Right that is exercisable at the times and upon the terms and conditions set forth herein. Each Limited Stock Appreciation Right granted hereunder shall be exercisable for a period commencing on the date on which a Change in Control occurs and ending six (6) months after such date or, if later in the case of any Person, thirty

(30) days after the earliest date on which such Person may exercise the Limited Stock Appreciation Right without subjecting himself to liability under section 16 of the Securities Exchange Act of 1934, as amended. A Person in possession of a Limited Stock Appreciation Right granted hereunder may exercise such Limited Stock Appreciation Right by:

      (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Limited Stock Appreciation Right; and

      (ii) agreeing in such written notice to the cancellation of Options then outstanding to him for a number of Shares equal to the number of Shares for which the Limited Stock Appreciation Right is being exercised.

Except as provided in section 7.3(c), within ten (10) days after the giving of such a notice, the Committee shall cause the Company to deliver to such Person a monetary payment in an amount per Share equal to the amount by which the Change in Control Consideration exceeds the Exercise Price per Share of each of the Options being cancelled.

   (b) For purposes of section 7.3(a), the term Change in Control Consideration shall mean the greater of (i) the highest price per Share paid by any Person who initiated or sought to effect the Change in Control for a Share during the period of one (1) year ending on the date of the relevant Change in Control; and (ii) the average Fair Market Value of a Share over the last ten (10) trading days preceding the date of exercise of the Limited Stock Appreciation Right.

   (c) Notwithstanding anything herein contained to the contrary, the Limited Stock Appreciation Rights granted hereunder shall be cancelled at the effective time of a Change in Control resulting from a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the delivery to each Option holder, upon the closing of such transaction and in exchange for the cancellation of all of such Option holder's outstanding Options, of a monetary payment or property (including but not limited to options to purchase securities of the entity resulting from such transaction) with a value equivalent to the value of the Options being cancelled.

                                 ARTICLE VIII

                           AMENDMENT AND TERMINATION

   SECTION 8.1 TERMINATION.

   The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

   SECTION 8.2 AMENDMENT.

   The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting Shares of Dime Community Bancorp, Inc.

   SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

   (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

   (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding may be cancelled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder; provided, however, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value to the Options that have been cancelled.

   (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in its discretion applied uniformly to all outstanding Options, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution.

                                  ARTICLE IX

                                 MISCELLANEOUS

   SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

   This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

   SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

   Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

   SECTION 9.3 CONSTRUCTION OF LANGUAGE.

   Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

   SECTION 9.4 GOVERNING LAW.

   The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable OTS Regulations.

   SECTION 9.5 HEADINGS.

   The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

   SECTION 9.6 NON-ALIENATION OF BENEFITS.

   The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

   SECTION 9.7 TAXES.

   The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

   SECTION 9.8 APPROVAL OF SHAREHOLDERS.

   The Plan shall not be effective or implemented unless approved by shareholders of Dime Community Bancorp, Inc. as follows:

      (1) if, prior to the one year anniversary of the conversion of Dime Community Bancorp, Inc. to stock form, the Plan is approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, the Plan shall be effective as of the later of (a) December 26, 1996 or (b) the date of such approval; and

      (2) if subsequent to the one year anniversary of such conversion, the Plan is approved by the affirmative vote of the holders of a majority of Shares present or represented by proxy at the meeting and entitled to vote at an annual or special meeting at which a quorum is present, the Plan shall be effective as of the later of (a) June 26, 1997, or (b) the date of such approval.

Shareholder approval shall not be obtained earlier than six months following such conversion unless permitted by the Office of Thrift Supervision. No Option or Limited Stock Appreciation Rights shall be granted prior to shareholder approval of the Plan.

   SECTION 9.9 NOTICES.

   Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

      (a)If to the Committee:

             Dime Community Bancorp, Inc.
             c/o The Dime Savings Bank of Williamsburgh
             209 Havemeyer Street
             Brooklyn, New York 11211

             Attention: Corporate Secretary

      (b)If to an Option holder, to the Option holder's address as shown in the Employer's records.

                                                                      APPENDIX B


                       RECOGNITION AND RETENTION PLAN FOR
                   OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES
                                       OF
                          DIME COMMUNITY BANCORP, INC.


                        -------------------------------


                           ADOPTED ON OCTOBER 8, 1996
                       EFFECTIVE AS OF DECEMBER 26, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                   ARTICLE I

                                    PURPOSE

Section 1.1  General Purpose of the Plan................................... B-1

                                   ARTICLE II

                                  DEFINITIONS

Section 2.1  Award......................................................... B-1
Section 2.2  Award Date.................................................... B-1
Section 2.3  Bank.......................................................... B-1
Section 2.4  Beneficiary................................................... B-1
Section 2.5  Board......................................................... B-1
Section 2.6  Change of Control............................................. B-1
Section 2.7  Code.......................................................... B-2
Section 2.8  Committee..................................................... B-2
Section 2.9  Company....................................................... B-2
Section 2.10 Disability.................................................... B-2
Section 2.11 Disinterested Board Member.................................... B-2
Section 2.12 Effective Date................................................ B-2
Section 2.13 Eligible Director............................................. B-2
Section 2.14 Eligible Employee............................................. B-3
Section 2.15 Employer...................................................... B-3
Section 2.16 Exchange Act.................................................. B-3
Section 2.17 OTS Regulations............................................... B-3
Section 2.18 Person........................................................ B-3
Section 2.19 Plan.......................................................... B-3
Section 2.20 Share......................................................... B-3
Section 2.21 Trust......................................................... B-3
Section 2.22 Trust Agreement............................................... B-3
Section 2.23 Trust Fund.................................................... B-3
Section 2.24 Trustee....................................................... B-3

                                  ARTICLE III

                          SHARES AVAILABLE UNDER PLAN

Section 3.1  Shares Available Under Plan................................... B-3

                                   ARTICLE IV

                                 ADMINISTRATION

Section 4.1  Committee..................................................... B-3
Section 4.2  Committee Action.............................................. B-4
Section 4.3  Committee Responsibilities.................................... B-4


                                     B-(i)

                                                                            PAGE
                                                                            ----
                                   ARTICLE V

                                 THE TRUST FUND

Section 5.1  Contributions................................................. B- 4
Section 5.2  The Trust Fund................................................ B- 4
Section 5.3  Investments................................................... B- 4

                                   ARTICLE VI

                                     AWARDS

Section 6.1  To Eligible Directors......................................... B- 5
Section 6.2  To Eligible Employees......................................... B- 5
Section 6.3  Awards in General............................................. B- 5
Section 6.4  Share Allocations............................................. B- 5
Section 6.5  Dividend Rights............................................... B- 5
Section 6.6  Voting Rights................................................. B- 6
Section 6.7  Tender Offers................................................. B- 6
Section 6.8  Limitations on Awards......................................... B- 6

                                  ARTICLE VII

                       VESTING AND DISTRIBUTION OF SHARES

Section 7.1  Vesting of Shares Granted to Eligible Directors............... B- 7
Section 7.2  Vesting of Shares Granted to Eligible Employees............... B- 7
Section 7.3  Designation of Beneficiary.................................... B- 8
Section 7.4  Manner of Distribution........................................ B- 8
Section 7.5  Taxes......................................................... B- 8

                                  ARTICLE VIII

                           AMENDMENT AND TERMINATION

Section 8.1  Termination................................................... B- 8
Section 8.2  Amendment..................................................... B- 8
Section 8.3  Adjustments in the Event of a Business Reorganization......... B- 9

                                   ARTICLE IX

                                 MISCELLANEOUS

Section 9.1  Status as an Employee Benefit Plan............................ B- 9
Section 9.2  No Right to Continued Employment.............................. B- 9
Section 9.3  Construction of Language...................................... B- 9
Section 9.4  Governing Law................................................. B- 9
Section 9.5  Headings...................................................... B-10
Section 9.6  Non-Alienation of Benefits.................................... B-10
Section 9.7  Notices....................................................... B-10
Section 9.8  Approval of Shareholders...................................... B-10

                                     B-(ii)

 RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES
                                      OF
                         DIME COMMUNITY BANCORP, INC.

                                   ARTICLE I

                                    PURPOSE

   SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

   The purpose of the Plan is to promote the growth and profitability of Dime Community Bancorp, Inc. and to provide eligible directors, certain key officers and employees of Dime Community Bancorp, Inc. with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Dime Community Bancorp, Inc.

                                  ARTICLE II

                                  DEFINITIONS

   The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

   SECTION 2.1 AWARD means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

   SECTION 2.2 AWARD DATE means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director or Eligible Employee by the Committee, pursuant to section 6.1 or 6.2.

   SECTION 2.3 BANK means The Dime Savings Bank of Williamsburgh, a federally chartered stock savings bank, and any successor thereto.

   SECTION 2.4 BENEFICIARY means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.3, to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

   SECTION 2.5 BOARD means the Board of Directors of the Company.

   SECTION 2.6 CHANGE OF CONTROL means any of the following events:

      (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

      (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
   Act); or

      (c) the shareholders of the Company approve either:

         (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                  (A) either (I) the members of the Board of the Company
               immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or
               (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                  (B) the entity which results from such merger or
               consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

         (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

     (d) any event that would be described in section 2.6(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

   SECTION 2.7 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

   SECTION 2.8 COMMITTEE means the Committee described in section 4.1.

   SECTION 2.9 COMPANY means Dime Community Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

   SECTION 2.10 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

   SECTION 2.11 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

   SECTION 2.12 EFFECTIVE DATE means December 26, 1996.

   SECTION 2.13 ELIGIBLE DIRECTOR means a member of the board of directors of the Employer who is not also an employee of the Employer.

   SECTION 2.14 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and select to receive an Award pursuant to the Plan.

   SECTION 2.15 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

   SECTION 2.16 EXCHANGE ACT means the Securities and Exchange Act of 1934, as amended.

   SECTION 2.17 OTS REGULATIONS means the regulations issued by the Office of Thrift Supervision and applicable to the Plan, the Bank or the Company.

   SECTION 2.18 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

   SECTION 2.19 PLAN means the Recognition and Retention Plan for Outside Directors, Officers and Employees of Dime Community Bancorp, Inc. as amended from time to time.

   SECTION 2.20 SHARE means a share of common stock of Dime Community Bancorp, Inc., par value $.01 per share.

   SECTION 2.21 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Recognition and Retention Plan Trust of Dime Community Bancorp, Inc."

   SECTION 2.22 TRUST AGREEMENT means the agreement between Dime Community Bancorp, Inc. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

   SECTION 2.23 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

   SECTION 2.24 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by Dime Community Bancorp, Inc.

                                  ARTICLE III

                          SHARES AVAILABLE UNDER PLAN

   SECTION 3.1 SHARES AVAILABLE UNDER PLAN.

   The maximum number of Shares under the Plan shall be 581,900. An aggregate maximum of 174,570 Shares may be granted to Eligible Directors, with a maximum of 29,095 granted to any one Eligible Director.

                                  ARTICLE IV

                                ADMINISTRATION

   SECTION 4.1 COMMITTEE.

   The Plan shall be administered by the members of the Compensation Committee of Dime Community Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested

Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

   SECTION 4.2 COMMITTEE ACTION.

   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

   SECTION 4.3 COMMITTEE RESPONSIBILITIES.

   Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

      (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

      (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

      (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   ARTICLE V

                                THE TRUST FUND


   SECTION 5.1 CONTRIBUTIONS.

   Dime Community Bancorp, Inc. shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

   SECTION 5.2 THE TRUST FUND.

   The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

   SECTION 5.3 INVESTMENTS.

   The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Trust Fund be used to purchase more than 581,900 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.

                                  ARTICLE VI

                                    AWARDS

   SECTION 6.1 TO ELIGIBLE DIRECTORS.

   On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of 15,870 Shares.

   SECTION 6.2 TO ELIGIBLE EMPLOYEES.

   Subject to section 6.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

   SECTION 6.3 AWARDS IN GENERAL.

   Any Award shall be evidenced by a written notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

      (a) specify the number of Shares covered by the Award;

      (b) specify the Award Date;

      (c) specify the dates on which such Shares shall become available for distribution to the Eligible Director or Eligible Employee, in accordance with sections 7.1 and 7.2; and

      (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.

   SECTION 6.4 SHARE ALLOCATIONS.

   Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.

   SECTION 6.5 DIVIDEND RIGHTS.

   (a) Any cash dividends or distributions declared and paid with respect to Shares in the Trust Fund that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with an Award shall be promptly paid to such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

   (b) Any dividends or distributions declared and paid with respect to Shares in property other than cash shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Director or Eligible Employee in connection with an Award, the property so distributed shall be similarly allocated such Eligible Director or Eligible Employee in connection with such Award and shall be held for distribution or forfeiture in accordance with the terms and conditions of the Award.

   SECTION 6.6 VOTING RIGHTS.

   (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

   (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Director or Eligible Employees with respect to Shares allocated in connection with their Awards.

   (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all annual reports, proxy materials and other information furnished by Dime Community Bancorp, Inc., or by any proxy solicitor, to the holders of Shares.

   SECTION 6.7 TENDER OFFERS.

   (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

   (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Director or Eligible Employees with respect to Shares allocated in connection with their Awards.

   (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

   SECTION 6.8 LIMITATIONS ON AWARDS.

   (a) Notwithstanding anything in the Plan to the contrary:

      (i) No Award shall be granted under the Plan prior to the earlier of the date on which the Plan is approved by shareholders pursuant to section 9.8 or June 27, 1997;

      (ii) No Eligible Employee may be granted Awards covering in excess of 145,475 Shares;

      (iii) each Award shall become vested and distributable as follows:

         (A) prior to the February 1 following the first anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Award shall not be vested;

         (B) on the February 1 following the first anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to twenty percent (20%) of the Shares subject to the Award when granted;

         (C) on the February 1 following the second anniversary of the date on which the Award is granted, the Award will be vested as to an additional twenty percent (20%) of the Shares subject to the Award when granted;

         (D) on the February 1 following the third anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to an additional twenty percent (20%) of the Shares subject to the Award when granted;

         (E) on the February 1 following the fourth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to an additional twenty percent (20%) of the Shares subject to the Award when granted; and

         (F) on the February 1 following the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to an additional twenty percent (20%) of the Shares subject to the Award when granted;

   provided, however, that such an Award shall become fully vested on the date of the Award holder's death or Disability; and provided, further, that the Committee may establish a different vesting schedule if not inconsistent with section 563b.3(g) of OTS Regulations.

   (b) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                                  ARTICLE VII

                      VESTING AND DISTRIBUTION OF SHARES

   SECTION 7.1 VESTING OF SHARES GRANTED TO ELIGIBLE DIRECTORS.

   The Shares subject to each Award granted to Eligible Directors under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested upon the February 1 following the first anniversary of the date the Plan is approved by shareholders pursuant to section 9.8; (ii) 20% of such Shares shall become vested upon the February 1 following the second anniversary of the date the Plan is approved by shareholders pursuant to section 8.8; (iii) 20% of such Shares shall become vested upon the February 1 following the third anniversary of the date the Plan is approved by shareholders pursuant to section 8.8; (iv) 20% of such Shares shall become vested upon the February 1 following the fourth anniversary of the date the Plan is approved by shareholders pursuant to section 8.8; and (v) 20% of such Shares shall become vested upon the February 1 following the fifth anniversary of the date the Plan is approved by shareholders pursuant to section 8.8; provided, however, that the Eligible Director has remained a director of the Employer during the entire period commencing with the date the Plan is approved by shareholders pursuant to section 8.8 and ending on the applicable anniversary of the date of shareholder approval; and provided, further, an Award shall become 100% vested upon the Award holder's death or Disability; and provided, further, that to the extent not inconsistent with section 563b.3(g)(4) of the OTS Regulations, all Awards granted under section 6.1 shall not be subject to the foregoing provisions of section 7.1, but shall be vested and distributable on the date of grant.

   SECTION 7.2 VESTING OF SHARES GRANTED TO ELIGIBLE EMPLOYEES.

   Subject to section 6.8 and the terms and conditions of the Plan, each Award to an Eligible Employee made under the Plan shall become vested at the times and upon the conditions specified by the Committee in the Award notice; provided, however, that an Award shall become fully vested on the date of the Award holder's death or Disability.

   SECTION 7.3 DESIGNATION OF BENEFICIARY.

   An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

   SECTION 7.4 MANNER OF DISTRIBUTION.

   (a) As soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1 and 7.2, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

   (b) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

   SECTION 7.5 TAXES.

   The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                 ARTICLE VIII

                           AMENDMENT AND TERMINATION

   SECTION 8.1 TERMINATION.

   The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to Dime Community Bancorp, Inc.

   SECTION 8.2 AMENDMENT.

   The Board may amend or revise the Plan in whole or in part at any time.

   SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

   (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Dime Community Bancorp, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

   (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Dime Community Bancorp, Inc. is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Employee.

                                  ARTICLE IX

                                 MISCELLANEOUS

   SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

   This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

   SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

   Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of employment by the Company. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

   SECTION 9.3 CONSTRUCTION OF LANGUAGE.

   Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

   SECTION 9.4 GOVERNING LAW.

   The Plan shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable OTS Regulations.

   SECTION 9.5 HEADINGS.

   The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

   SECTION 9.6 NON-ALIENATION OF BENEFITS.

   The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

   SECTION 9.7 NOTICES.

   Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

   (a) If to the Stock Compensation Committee:

   Dime Community Bancorp, Inc.
   c/o The Dime Savings Bank of Williamsburgh
   209 Havemeyer Street
   Brooklyn, New York 11211

   Attention: Corporate Secretary

   (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

   SECTION 9.8 APPROVAL OF SHAREHOLDERS.

   The Plan shall not be effective or implemented prior to the one year anniversary of the conversion of Dime Community Bancorp, Inc. to stock form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the later of (a) December 26, 1996 or
(b) the date of such approval. If not effective prior to such one year anniversary, the Plan shall be effective on such later date as is specified by the Board.

                                REVOCABLE PROXY

                          DIME COMMUNITY BANCORP, INC.
                              209 HAVEMEYER STREET
                            BROOKLYN, NEW YORK 11211

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF DIME COMMUNITY BANCORP, INC. FOR THE ANNUAL MEETING
                OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 1996.

     The undersigned shareholder of Dime Community Bancorp, Inc. hereby appoints Michael P. Devine, Patrick E. Curtin and Louis V. Varone, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Dime Community Bancorp, Inc. held of record by the undersigned on October 31, 1996, at the 1996 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on December 17, 1996, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 1996 Annual Meeting of Shareholders and Proxy Statement, dated November 11, 1996, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2, 3, 4 AND 5.

           PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

    -------------------------------------------------------------------
    The Board of Directors unanimously recommends a vote "FOR" all of the nominees named in Item 1 and a vote "FOR" each of the proposals in Items 2, 3, 4 and 5.
    -------------------------------------------------------------------


                                            Please mark your
                                            vote as indicated     [X]
                                            in this example



1.  Election of five Directors for             FOR
    terms of three years each.             All nominees
    Nominees: Vincent F.                   (except as         WITHHOLD
    Palagiano, George L.                    otherwise         for all
    Clark, Jr., Steven D.                   indicated)        nominees
    Cohn, Joseph H. Farrell                    [ ]               [ ]
    and John J. Flynn


    Instruction: TO WITHHOLD
    AUTHORITY to vote for
    any individual nominee,
    write that nominee's
    name in the space
    provided:

    ---------------------------



2.  Approval of the Dime           FOR       AGAINST    ABSTAIN
    Community Bancorp, Inc.        [ ]         [ ]        [ ]
    1996 Stock Option Plan
    for Outside Directors,
    Officers and Employees.

3.  Approval of the                FOR       AGAINST    ABSTAIN
    Recognition and Retention      [ ]         [ ]        [ ]
    Plan for Outside
    Directors, Officers and
    Employees of Dime
    Community Bancorp, Inc.



4.  Ratification of the appointment
    of Deloitte & Touche LLP as            FOR       AGAINST      ABSTAIN
    independent auditors for the           [_]         [_]          [_]
    fiscal year ending June 30, 1997.


5.  Authorization of the Board of
    Directors, in its discretion,
    to direct the vote of proxies
    upon such matters incident to
    the conduct of the Annual              FOR       AGAINST      ABSTAIN
    Meeting as may properly come           [_]         [_]          [_]
    before the Annual Meeting,
    and any adjournment or
    postponement thereof, including,
    without limitation, a motion to
    adjourn the Annual Meeting.

I will attend the Annual Meeting      [_]




The undersigned hereby acknowledges receipt of the Notice of the 1996 Annual Meeting of Shareholders and the Proxy Statement, dated November 11, 1996 for the Annual Meeting.


-------------------------------------------------------------


-------------------------------------------------------------
(Signature(s)

Dated:                                                 , 1996
      -------------------------------------------------
Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.


FOLD AND DETACH HERE

                   [Dime Community Bancorp, Inc. Letterhead]



                                 November 11, 1996


TO:  ALL EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")
     AND 401(k) SAVINGS PLAN ("401(k) PLAN") PARTICIPANTS

Re:  Annual Meeting of Shareholders to be held on December 17, 1996
     --------------------------------------------------------------


Dear Participants:

     As you know, The Dime Savings Bank of Williamsburgh Bank (the "Bank"), when it completed its stock conversion last year, introduced a new benefit plan -- an Employee Stock Ownership Plan, or "ESOP" -- and introduced a new feature to the Bank's existing 401(k) Plan -- an investment alternative to purchase the stock of the Bank's parent company, Dime Community Bancorp, Inc. (the "Company") using funds from your 401(k) Plan account (the "401(k) Stock Fund"). These shares are held by Marine Midland Bank as trustee (the "Trustee") for each of the ESOP and the 401(k) Plan. Shares purchased by the ESOP are being held by the Trustee to be given to ESOP participants over a period of years. Interests in shares that you have purchased in the 401(k) Stock Fund are being held by the Trustee for your benefit. Both the ESOP and the 401(k) Plan allow participants of each respective plan (including former participants and beneficiaries) to have certain voting rights at the Company's shareholder meetings.

     In connection with the Annual Meeting of Shareholders of Dime Community Bancorp, Inc. to be held on December 17, 1996, enclosed are the following documents:

     1.   Confidential Voting Instruction card for the ESOP (blue card);
     2.   Confidential Voting Instruction card for the 401(k) Plan
          (yellow card);
     3. Proxy Statement dated November 11, 1996, including a Notice of Annual Meeting of Shareholders; and
     4.   1996 Annual Report to Shareholders.

     As a participant in the ESOP and/or the 401(k) Plan, you have the right to direct the Trustee how to vote the shares held by the ESOP and/or shares in the 401(k) Stock Fund as of October 31, 1996, the record date for the Annual Meeting ("Record Date"), on the proposals to be voted by the Company's shareholders. Your rights as a participant in the ESOP and/or 401(k) Plan will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

     ESOP Participants.

     Each ESOP participant has the right to specify how the Trustee, as Trustee for the ESOP, should vote the shares in his or her ESOP account as of the Record Date. In general, the Trustee will vote the shares in your ESOP account by casting votes FOR and AGAINST each proposal as you specify on the Confidential Voting Instruction accompanying this letter. The number of shares in your ESOP account are shown on the enclosed Confidential Voting Instruction card.

     The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet given to ESOP participants, in a manner determined to be prudent and solely in the interest of the participants and beneficiaries. If you do not direct the Trustee how to vote the shares in your ESOP account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of Shares not yet placed in anyone's ESOP account.

     If you do not have any shares allocated to your account in the ESOP as of October 31, 1996, there will be no Confidential Voting Instruction card for the ESOP enclosed with this letter.

     401(k) Plan Participants.

     In general, 401(k) Plan participants have the right to direct how the Trustee, as Trustee for the 401(k) Plan, should vote the shares in the 401(k) Stock Fund. In general, the Trustee will vote FOR and AGAINST each proposal specified on the Confidential Voting Instruction card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by 401(k) Plan participants entitled to give voting instructions. The instructions given by each 401(k) Plan participant will be weighted according to value of his or her respective interest in the 401(k) Stock Fund as of October 31, 1996. For purposes of the 401(k) Plan, if you ABSTAIN as to a proposal, or if you do not return your Confidential Voting Instruction card for the 401(k) Plan to the Trustee by December 9, 1996, your instructions will not be counted.

     If you do not have any shares of Company stock allocated to your 401(k) Stock Fund as of October 31, 1996, there will be no Confidential Voting Instruction card for the 401(k) Plan enclosed with this letter.

UNANTICIPATED PROPOSALS.

     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for shareholder action at the 1996 Annual Meeting of Shareholders. If this should happen, the Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                             *    *    *    *    *

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card or cards to signify your direction to the Trustee. You should then seal the completed card or cards in the enclosed
          ----------------------------------------------------------------
envelope and return it directly to the Trustee using the postage-paid return
----------------------------------------------------------------------------
envelope provided.  The Confidential Voting Instruction card or cards must be
-----------------
received by the Trustee no later than December 9, 1996.

     PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEE, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE BANK OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP OR 401(k) PLAN, PLEASE CALL MYLES MCLOUGHLIN AT (718) 782-6200 EXTENSION 203.


                                    Very truly yours,

                                    THE COMPENSATION COMMITTEE OF
                                    DIME COMMUNITY BANCORP, INC.


Enclosures

                          DIME COMMUNITY BANCORP, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

                    SOLICITED BY THE COMPENSATION COMMITTEE
                        OF DIME COMMUNITY BANCORP, INC.
                     FOR THE EMPLOYEE STOCK OWNERSHIP PLAN
             OF DIME COMMUNITY BANCORP, INC. AND CERTAIN AFFILIATES

     The undersigned participant, former participant or beneficiary of a deceased former participant in the Employee Stock Ownership Plan of Dime Community Bancorp, Inc. and Certain Affiliates (the "ESOP") hereby provides the voting instructions specified to the Trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Dime Community Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of October 31, 1996 at the 1996 Annual Meeting of Shareholders of Dime Community Bancorp, Inc. to be held on December 17, 1996, and at any adjournment or postponement thereof.

     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated November 11, 1996, the Trustee will vote the common stock of Dime Community Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated November 11, 1996.



     (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

     THE BOARD OF DIRECTORS OF DIME COMMUNITY BANCORP, INC. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1, AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF DIME COMMUNITY BANCORP, INC. OR THE DIME SAVINGS BANK OF WILLIAMSBURGH.

                                                                                             Please mark your votes like this
                                                                                                            [X]

1.  Election of five Directors for terms of three years each.                  FOR all nominees          WITHHOLD as to all nominees
 Nominees:  Vincent F. Palagiano, George L. Clark, Jr., Steven D.       (except as otherwise indicated)              [ ]
 Cohn, Joseph H. Farrell and John J. Flynn.                                           [ ]


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
 NOMINEE'S NAME IN THE SPACE PROVIDED:

                                                                              FOR          AGAINST           ABSTAIN
2.  Approval of the Dime Community Bancorp, Inc. 1996 Stock Option            [ ]            [ ]               [ ]
    Plan for Outside Directors, Officers and Employees.

3.  Approval of the Recognition and Retention Plan for Outside                [ ]            [ ]               [ ]
    Directors, Officers and Employees of Dime Community Bancorp, Inc.

4.  Ratification of the appointment of Deloitte & Touche LLP as               [ ]            [ ]               [ ]
    independent auditors of Dime Community Bancorp, Inc. for the fiscal year ending June 30, 1997.


     In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

     All proposals listed above in this Confidential Voting Instruction were proposed by Dime Community Bancorp, Inc.

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of Annual Meeting of Shareholders of Dime Community Bancorp, Inc., a Proxy Statement dated November 11, 1996 for the Annual Meeting and a 1996 Annual Report to Shareholders.

     PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN DECEMBER 9, 1996.


    Date
    --------------------------------------------------------------------------


    Signature
    --------------------------------------------------------------------------

    Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                          DIME COMMUNITY BANCORP, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

                    SOLICITED BY THE COMPENSATION COMMITTEE
                        OF DIME COMMUNITY BANCORP, INC.
         FOR THE DIME SAVINGS BANK OF WILLIAMSBURGH 401(k) SAVINGS PLAN

     The undersigned participant, former participant or beneficiary of a deceased former participant in the The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust (the "401(k) Plan") hereby provides the voting instructions specified to the Trustee of the 401(k) Plan (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Dime Community Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the 401(k) Plan, as of October 31, 1996 at the 1996 Annual Meeting of Shareholders of Dime Community Bancorp, Inc. to be held on December 17, 1996, and at any adjournment or postponement thereof.

     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated November 11, 1996, the Trustee will vote the common stock of Dime Community Bancorp, Inc. held by the 401(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated November 11, 1996.



     (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

     THE BOARD OF DIRECTORS OF DIME COMMUNITY BANCORP, INC. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1, AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF DIME COMMUNITY BANCORP, INC. OR THE DIME SAVINGS BANK OF WILLIAMSBURGH.

                                                                                             Please mark your votes like this
                                                                                                            [X]

1.  Election of five Directors for terms of three years each.                  FOR all nominees          WITHHOLD as to all nominees

 Nominees:  Vincent F. Palagiano, George L. Clark, Jr., Steven D.       (except as otherwise indicated)              [ ]
 Cohn, Joseph H. Farrell and John J. Flynn.                                           [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
 NOMINEE'S NAME IN THE SPACE PROVIDED:


                                                                              FOR             AGAINST           ABSTAIN*
2.  Approval of the Dime Community Bancorp, Inc. 1996 Stock Option            [ ]               [ ]               [ ]
    Plan for Outside Directors, Officers and Employees.

3.  Approval of the Recognition and Retention Plan for Outside                [ ]               [ ]               [ ]
    Directors, Officers and Employees of Dime Community Bancorp, Inc.

4.  Ratification of the appointment of Deloitte & Touche LLP as               [ ]               [ ]               [ ]
    independent auditors of Dime Community Bancorp, Inc. for the fiscal year ending June 30, 1997.


*For purposes of your 401(k) Plan account, abstaining is the same as not voting.

     In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

     All proposals listed above in this Confidential Voting Instruction were proposed by Dime Community Bancorp, Inc.

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of Annual Meeting of Shareholders of Dime Community Bancorp, Inc., a Proxy Statement dated November 11, 1996 for the Annual Meeting and a 1996 Annual Report to Shareholders.

     PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN DECEMBER 9, 1996.


    Date
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    Signature
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    Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.